File No. __________

As filed with the SEC on June 16, 2017

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

FEDERATED INTERNATIONAL SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Thomas Early, Esquire

Goodwin Procter LLP

601 S. Figueroa St.

41st Floor

Los Angeles, CA 90017

Acquisition of the assets of

FEDERATED PRUDENT DOLLARBEAR FUND

(A Portfolio of Federated Income Securities Trust)

By and in exchange for

Class A Shares, Class C Shares and Institutional Shares

of

FEDERATED GLOBAL TOTAL RETURN BOND FUND

(A Portfolio of Federated International Series, Inc.)

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Class A Shares, Class C Shares and Institutional Shares,

without par value, of

Federated Global Total Return Bond Fund

It is proposed that this filing will become effective

on July 17, 2017 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Prospectus/Proxy Statement – Please Vote Today!
Federated Prudent DollarBear Fund - Tax-Free Reorganization
A Portfolio of Federated Income Securities Trust
Time is of the essence. Voting only takes a few minutes. Please act now to help the fund avoid additional expense.
Federated Prudent DollarBear Fund (the “Fund” or FPDBF), a portfolio of Federated Income Securities Trust, will hold a special meeting of shareholders on September 14, 2017. Shareholders are being asked to approve the tax-free reorganization of FPDBF into Federated Global Total Return Bond Fund (FGTRB) (formerly, Federated International Bond Fund) (the “Reorganization”).
Please refer to the enclosed Prospectus/Proxy Statement, as well as the information below, for details on the proposed Reorganization. We recommend that you read the Prospectus/Proxy Statement in its entirety.
Why is Federated Prudent DollarBear Fund being reorganized?
•	The Fund's Board of Trustees believes that the proposed tax-free Reorganization of the Fund into FGTRB is in the best interests of the Fund's shareholders and that the interests of FPDBF's shareholders will not be diluted as a result of the Reorganization. FPDBF's shareholders will receive shares of a fund offering lower net share class expense ratios, and stronger overall performance.
•	Pursuant to the Reorganization, FGTRB will acquire all or substantially all of the assets of FPDBF in exchange for shares of FGTRB as summarized in the following chart:

Reorganizing Fund	Surviving Fund
Federated Prudent DollarBear Fund	Federated Global Total Return Bond Fund
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Institutional Shares (IS)	Institutional Shares (IS)

•	FGTRB's Class A Shares charge a Rule 12b-1 fee of 0.25%. No such fee is currently being incurred or charged by the Class A Shares of FPDBF. However, FGTRB's total net expense ratio is lower than FPDBF due to waived fees and reimbursed expenses. As a result, FPDBF's shareholders will experience a reduction in net expenses post-Reorganization. See the Prospectus/Proxy Statement for additional detail.
•	Additionally, FPDBF has a fundamental investment objective that is materially different from that of FGTRB. FPDBF's fundamental investment objective is to seek current income and capital appreciation. The fundamental investment objective of FGTRB is to obtain a total return on its assets.
What is the purpose of the special meeting?
Mutual funds are required to obtain approval from shareholders for certain types of changes, like the proposed tax-free Reorganization. You have a right to vote on the Reorganization.
Why am I being asked to vote?
You are listed as a shareholder of FPDBF as of the record date (July 17, 2017). It is important that you exercise your rights as a shareholder, regardless of the number of shares that you own, and vote your shares as soon as possible.
Why is it important that I vote?
Every shareholder vote is important. If the Fund is not able to obtain a quorum (i.e., the vote of a required minimum number of shareholders) to hold the special meeting, additional expenses will be incurred for subsequent mailings and solicitation costs. Please exercise your right, and vote today!

How do I vote my shares?
Voting your shares is simple and easy. There are several ways to cast your vote:
•	Online–Use the web address on the proxy card;
•	Telephone–Call the toll-free telephone number on the proxy card;
•	Mail–Complete and return the proxy card in the enclosed postage paid envelope; or
•	Vote in person at the September 14, 2017 special shareholder meeting.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to ask you to cast your vote.
Whom do I call if I have questions about this Prospectus/Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED PRUDENT DOLLARBEAR FUND
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD September 14, 2017
TO SHAREHOLDERS OF FEDERATED PRUDENT DOLLARBEAR FUND:
A special meeting of shareholders of Federated Prudent DollarBear Fund (FPDBF), a portfolio of Federated Income Securities Trust, will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on September 14, 2017, for the following purposes:
(1)	To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Global Total Return Bond Fund (FGTRB), a portfolio of Federated International Series, Inc., would acquire all, or substantially all, of the assets of FPDBF in exchange for Class A Shares, Class C Shares and Institutional Shares of FGTRB to be distributed pro rata by FPDBF to its shareholders of Class A Shares, Class C Shares and Institutional Shares, respectively, in a complete liquidation and dissolution of FPDBF.
Any such vote in FAVOR or AGAINST the Proposal will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any adjournment of the Special Meeting.
The Board of Trustees has fixed July 17, 2017 as the record date for determination of shareholders entitled to vote at the Special Meeting.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
July 26, 2017
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
July 26, 2017
Acquisition of the assets of
FEDERATED PRUDENT DOLLARBEAR FUND
A Portfolio of Federated Income Securities Trust
Class A Shares
Class C Shares
Institutional Shares
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
By and in exchange for Shares of
FEDERATED GLOBAL TOTAL RETURN BOND FUND
(formerly, Federated International Bond Fund)
A Portfolio of Federated International Series, Inc.
Class A Shares
Class C Shares
Institutional Shares
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Federated Prudent DollarBear Fund (FPDBF), a portfolio of Federated Income Securities Trust, with and into Federated Global Total Return Bond Fund (FGTRB) (formerly, Federated International Bond Fund), a portfolio of Federated International Series, Inc. Effective December 16, 2016, FGTRB's name was changed from “Federated International Bond Fund” to “Federated Global Total Return Bond Fund”. Under the Plan, FPDBF would transfer all or substantially all of its assets to FGTRB, in exchange for Shares of FGTRB. FGTRB is expected to be the accounting survivor in the Reorganization. Shares of FGTRB will be distributed pro rata by FPDBF to its shareholders in complete liquidation and dissolution/termination of FPDBF. As a result of the Reorganization, each shareholder holding Shares of FPDBF will become the shareholder of Shares of FGTRB, having a total net asset value (NAV) equal to the total NAV of the shareholder's holdings in FPDBF on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, FPDBF and FGTRB may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”
The Board of Trustees (the “Board”) has determined that the Reorganization is in the best interests of FPDBF, and that interests of the existing shareholders of FPDBF will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of FPDBF approve the Plan. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.

The investment objective of FPDBF is to seek current income and capital appreciation. The investment objective of FGTRB is to obtain a total return on its assets. For a more detailed comparison of the investment objectives, policies, limitations and risks of FPDBF with those of FGTRB, see the section entitled “Summary—Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Proxy Statement.
This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for FGTRB, dated March 31, 2017, which is incorporated herein by reference. The Statement of Additional Information (“SAI”) dated July 26, 2017 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by FGTRB with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. A prospectus and SAI for FPDBF, dated April 10, 2017 (File Nos. 33-41004 and 811-6307) have been filed with the SEC and are incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):
1. Statement of Additional Information for FGTRB dated March 31, 2017 (File Nos. 33-60411 and 911-7309);
2. Annual Report for FPDBF dated September 30, 2016 (File Nos. 33-41004 and 811-6307);
3. Annual Report for FGTRB dated November 30, 2016 (File Nos. 33-60411 and 811-7309);
4. Semi-Annual Report for FPDBF dated March 31, 2017 (File Nos. 33-41004 and 811-6037).
Copies of these materials and other information about FPDBF and FGTRB may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. or by visiting the Fund's website at Federatedinvestors.com. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202)551-8090. Reports and other information about FPDBF and FGTRB are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 14, 2017: This Prospectus/Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectus of FGTRB accompanies this Prospectus/Proxy Statement.
If the proposal is approved, under the Plan, FPDBF will transfer all, or substantially all, of its assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to FGTRB, and which are not expected to be material in amount; and amounts reserved for payments of FPDBF's liabilities and any additional cash received by FPDBF after the Closing Date in excess of accrued liabilities recorded on FPDBF's books on or before the Closing Date that is retained by FPDBF's investment adviser) to FGTRB in exchange for Class A Shares, Class C Shares and Institutional Shares of FGTRB. FPDBF will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization. FGTRB is expected to be the accounting survivor of the Reorganization. FGTRB's Class A Shares, Class C Shares and Institutional Shares will be distributed pro rata by FPDBF to its shareholders in complete liquidation and dissolution/termination of FPDBF. As a result of the Reorganization, each shareholder of FPDBF's Class A Shares, Class C Shares and Institutional Shares will become the shareholder of Class A Shares, Class C Shares and Institutional Shares of FGTRB having a total NAV equal to the total NAV of the shareholder's holdings in FPDBF on the date of the Reorganization.
REASONS FOR THE PROPOSED REORGANIZATION
FPDBF's investment objective is to seek current income and capital appreciation, whereas FGTRB's investment objective is to obtain a total return on its assets.
The Reorganization was recommended to the Board because it will result in FPDBF's shareholders receiving shares in a fund with lower net share class expense ratios, a stronger overall performance record and a broader ability to invest in a variety of fixed income investments.
As of April 30, 2017, the total net assets were $51,880,775 for FPDBF and $22,719,902 for FGTRB.
FPDBF's investment adviser, Federated Equity Management Company of Pennsylvania (“Adviser” or “FEMCOPA”) believes that the proposed Reorganization will result in FPDBF's shareholders receiving shares in a fund that has: (i) lower net share class expense ratios and (ii) a performance record that is stronger over the long term. In addition, the Reorganization would provide the shareholders of FPDBF with an investment product that offers a core global fixed income portfolio with a broad ability to invest in a variety of fixed income investments, including both U.S. and non-U.S. and investment-grade and noninvestment-grade securities. Currently, FPDBF is designed to more narrowly hedge against a declining U.S. dollar. If the Reorganization is not approved by shareholders, the Adviser will consider recommending that the Board approve the liquidation, dissolution and termination of FPDBF.
In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act (1940 Act), in considering the proposed Reorganization, the Board took into account all pertinent factors it deemed relevant, including: (1) FPDBF's higher total net expenses compared to FGTRB, such that after the Reorganization, FPDBF shareholders would be merged into a fund with lower total net expenses; (2) the Reorganization is intended to be structured as a tax-free Reorganization; (3) the broad focus of FGTRB's investment strategy across the fixed income spectrum generally allows the various investment strategies currently pursued by FPDBF to be permissible investments for FGTRB; and (4) FGTRB's generally stronger performance track record compared to FPDBF. These factors are more fully described below under “Board Considerations Relating to the Reorganization.”
With respect to Reorganization-related expenses:
•	FPDBF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $35,000;
•	FGTRB will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis;
•	The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);
•	FPDBF is expected to incur minimal brokerage expenses related to the sale of any assets acquired in the proposed Reorganization or the purchase of replacement securities;

•	The effect on the net asset value of the FPDBF as a result of the payment of the direct proxy expenses and brokerage expenses would be approximately $0.0058 per share (before taking into account the impact of waivers). Given the large waiver positions of FPDBF, and the fact that FPDBF is being operated at its applicable voluntary expense caps, the Adviser will indirectly pay some or all of the proxy expenses that the Adviser would otherwise ask FPDBF to pay (brokerage expenses are part of the price of any securities being sold, are not charged as fund expenses and, thus, are not subject to waiver under FPDBF's fee limit); and
•	There will be no dilution to shareholders as a result of the Reorganization, because each FPDBF shareholder will become the owner of shares of FGTRB having a total net asset value equal to the total net asset value of his or her holdings in FPDBF on the date of the Reorganization.
In summary, FPDBF shareholders will be receiving shares in a competitive, core global fixed income portfolio, as opposed to a fund that is more narrowly designed to provide a hedge against a declining U.S. dollar. In addition, FPDBF shareholders will be receiving shares in a fund with lower net expenses and stronger overall performance and a broader ability to invest in a variety of fixed income investments. FPDBF shareholders also will be receiving such shares of FGTRB in a Reorganization transaction that is intended to be tax-free and provide a more preferable tax result for shareholders as compared to a liquidation of FPDBF.
FGTRB will benefit from the increase in its assets resulting from the Reorganization and the pro forma total expenses of FGTRB are expected to be substantially the same after the Reorganization.
By contrast, the Adviser and its affiliates, with respect to FPDBF, will benefit from the Reorganization as a result of (i) the liquidation, dissolution and termination of FPDBF in connection with the Reorganization, which eliminates the need to “subsidize” FPDBF, and (ii) the increase in the assets of FGTRB (which would increase asset-based fee revenue for the Adviser and its affiliates). Except for these two benefits, the Adviser and its affiliates would not receive a monetary benefit from the Reorganization. In considering these benefits to the Adviser, the Adviser believes consideration should be given to the fact that, instead of reorganizing FPDBF in a Reorganization that the Adviser believes will be beneficial to FPDBF's shareholders, the Adviser and its affiliates could either (A) reduce their voluntary waivers on FPDBF share classes (which could provide the Adviser with the same two benefits noted above) or (B) propose to liquidate FPDBF (which could provide the Adviser with the first benefit noted above–the elimination of the need to “subsidize” FPDBF).
Given the above factors, FPDBF's Adviser believes that the bulk of the benefits of the Reorganization favor FPDBF and its shareholders, as opposed to FPDBF's Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution or FPDBF bearing the cost of a transaction where a greater benefit will accrue to another person (such as FPDBF's Adviser and its affiliates).
In consideration of the foregoing and other information in this Prospectus/Proxy Statement, the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act, has determined that participation in the Reorganization is in the best interests of FPDBF and the interests of the existing shareholders of FPDBF will not be diluted as a result of the Reorganization. Therefore, the Board has unanimously approved, and is recommending that FPDBF shareholders approve, the Reorganization of FPDBF into FGTRB.
TAX CONSEQUENCES
Tax-Free Reorganization Under The Code
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by FPDBF's shareholders. To qualify, FGTRB must acquire “substantially all” of the assets of FPDBF in exchange for FGTRB shares and the assumption of specified FPDBF liabilities (if any), FPDBF must liquidate completely as a result of the Reorganization and distribute FGTRB shares to FPDBF shareholders, and FGTRB must either (1) use a “significant portion” of FPDBF's historic assets in a business (the “asset continuity” test), or (2) continue FPDBF's “historic business” (the “business continuity” test). FGTRB's investment adviser intends to satisfy the requirements of the Code for tax-free reorganizations under the business continuity test. To satisfy the business continuity test, FGTRB must continue a significant historic business of FPDBF, which generally requires that, on the date of the Reorganization, at least one-third of FPDBF's assets must meet FGTRB's investment objectives, strategies, policies, risks and restrictions, and that FPDBF did not alter its portfolio in connection with the Reorganization to meet the one-third threshold. FGTRB may, but is not required to, retain a certain portion of FPDBF's portfolio securities post-Reorganization. The aggregate tax basis of the shares of FGTRB received by the FPDBF shareholders will be the same as the aggregate tax basis of their shares in FPDBF. Prior to the

Reorganization, FPDBF will distribute to shareholders any previously undistributed ordinary income and net capital gains accumulated prior to the Reorganization. Any such distributions will be taxable to FPDBF shareholders. FGTRB will also distribute to its shareholders any previously undistributed net capital gains prior to the Reorganization. For further discussion, see “Information About the Reorganization—Federal Income Tax Consequences.”
Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains
As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of FPDBF for shares of FGTRB as a result of the Reorganization. However, shareholders will incur capital gains or losses if they sell their shares of FPDBF before the Reorganization becomes effective or sell/exchange their shares of FGTRB after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.
For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by FPDBF immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. At the time of the Reorganization, it is anticipated that FPDBF will transfer most, if not all, of its then existing portfolio to FGTRB pursuant to the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of FPDBF result in FPDBF having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. FPDBF does not currently intend to sell any of its portfolio securities, other than in the ordinary course of business, prior to the Reorganization. Consequently, because FPDBF anticipates transferring most, if not all, of its securities to FGTRB pursuant to the Reorganization, brokerage costs incurred in connection with the Reorganization and the repositioning of FPDBF's portfolio are expected to be minimal or non-existent. In this regard, FPDBF's portfolio does not currently include any gold-related investments, which are not permissible investments for FGTRB (as discussed below).
As of September 30, 2016, its last fiscal year end for which audited financial statements are available, FPDBF had capital loss carryforwards totaling approximately $(70,233). As of October 31, 2016, FPDBF had estimated year-to-date realized losses of approximately $0, and unrealized losses of approximately $(5,113). As of November 30, 2016, its last fiscal year end for which audited financial statements are available, FGTRB had capital loss carryforwards totaling approximately $893,408. As of October 31, 2016, FGTRB had estimated year-to-date realized gain of approximately $423,562, and unrealized gains of approximately $236,086.
Shareholders of FPDBF should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.
THE BOARD OF TRUSTEES OF FPDBF UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS
This section will help you compare the investment objectives, policies and risks of the Funds. The investment objectives, policies and risks of the Funds contain a few key differences. FPDBF's fundamental investment objective is to seek current income and capital appreciation, which differs from FGTRB's investment objective of obtaining a total return on its assets.
In addition to the different investment objectives, FPDBF and FGTRB have several different investment strategies. Under normal market conditions, FPDBF will invest 70% or more of its portfolio in non-U.S. dollar-denominated investments and gold related investments. Although FGTRB may invest in non-U.S. dollar dominated investments, its prospectus does not contain a similar 70% threshold and does not include the ability to invest in gold related investments. However, FGTRB has the ability to invest across a broad range of fixed income securities and, except for gold related investments, the various investment strategies currently pursued by FPDBF would be permissible investments for FGTRB. Furthermore, FPDBF's and FGTRB's fundamental and non-fundamental investment limitations are substantially similar, with the exception of FPDBF's non-fundamental investment policy of investing 70% or more of its portfolio in non-U.S. dollar-denominated investment and gold related investments (as discussed below). The Adviser does not believe that any differences will materially impact the Reorganization. After the Reorganization is consummated, FGTRB will continue to be operated in accordance with FGTRB's investment objective and investment strategies.

The following chart summarizes the investment objectives and policies of FPDBF and FGTRB. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.
INVESTMENT OBJECTIVES AND POLICIES
FPDBF (Reorganizing Fund)	FGTRB (Surviving Fund)
The Fund's investment objective is to seek current income and capital appreciation.
The Fund pursues its investment objective by investing primarily in fixed-income securities, primarily with short-term maturities, issued by governments and governmental agencies of developed countries, including the United States, as well as other countries with sound economic and financial systems. The Fund considers developed countries to be those represented in the MSCI World Index. The MSCI World Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of October 2016, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country membership of the MSCI World Index is subject to change.
As a non-fundamental operating policy, under normal market conditions, the Fund will invest 70% or more of its portfolio in non-U.S. dollar-denominated investments and gold related investments (gold related investments are stock of any issuer that engages primarily, but not exclusively, in the business of finding, extracting, transporting, refining, manufacturing or selling gold),which may be denominated in U.S. dollars. The Fund may invest, for temporary or defensive purposes, more than 30% of its assets in U.S. dollar-denominated investments.
The Fund will invest in securities denominated in a foreign currency that the Adviser believes will rise against the dollar. Since the Fund's primary consideration in selecting investments in debt securities is currency movements as it relates to stability of global purchasing power, it anticipates keeping the dollar-weighted average of the portfolio's maturity short. Typically the dollar-weighted average maturity of the Fund's portfolio of debt securities will be less than 18 months. Similarly, the Fund attempts to minimize credit risk by only investing in investment grade securities or unrated securities that are deemed by the Adviser to be of equivalent credit quality. Typically, these are sovereign (government) securities.	The investment objective of FGTRB is to obtain a total return on its assets.
The Fund pursues its investment objective by investing primarily in investment-grade, fixed-income securities, including U.S. and non-U.S. government, agency, inflation protected, mortgage-related, loan participation, asset-backed and corporate debt securities. The fixed-income securities in which the Fund invests may be denominated and issued in U.S. dollars or in another currency. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Fund may invest substantially in securities of issuers domiciled outside the United States, including issuers domiciled in developing countries. The Fund will generally allocate a substantial amount of its total assets (at least 40%–unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) to non-U.S. investments. The Fund may allocate up to 100% of its total assets to non-U.S. dollar investments. The Fund will allocate its assets among various regions and countries, including the United States, but in no fewer than three different countries and may invest in both developed and developing markets.
The Fund may invest up to 25% of its total assets in noninvestment-grade fixed-income securities (otherwise known as “junk bonds”) and/or emerging-markets fixed-income securities. The Fund will endeavor to maintain a dollar-weighted average portfolio credit rating of at least investment grade.
The Fund's investment adviser (“Adviser”) expects that the Fund's portfolio will consist primarily of government securities of developed market countries and debt securities of corporations in developed market countries.
Developed markets include, for example, certain of the countries that are members of the Organization for Economic Cooperation and Development (OECD). The OECD is an organization of member countries, which share the principles of the market economy and pluralist democracy. As previously noted, the Fund may also invest in emerging-markets, fixed-income securities.

INVESTMENT OBJECTIVES AND POLICIES
FPDBF (Reorganizing Fund)	FGTRB (Surviving Fund)
When investing in securities whose performance is linked to the price of gold, the Adviser first considers whether the dollar price of gold is likely to increase. The Fund will only invest in such securities that the Adviser believes will increase if the U.S. dollar price of gold increases.
From time to time, the Fund may invest in liquid equity securities of companies owning commodity related assets (e.g., timber, oil or other “hard assets”) that the Adviser believes would increase in value if the dollar declines in value relative to other currencies. The Fund does not expect that such securities would represent a major portion of its portfolio. The Fund may also buy or sell foreign currencies, currency forwards and currency options.
Under normal market conditions, the Fund's investment strategy seeks to provide returns that are inversely correlated with the U.S.Dollar Index. The U.S.Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies.	The Adviser actively manages the Fund's portfolio seeking to outperform the Bloomberg Barclays Global Aggregate Index (the “Bloomberg Barclays Index”) (formerly known as Barclays Global Bond Index). The Adviser's investment process is primarily centered around country, currency and security selection in which portfolio securities are purchased and appropriately placed along the yield curves of their respective markets. The Fund may invest in securities of issuers that are not represented in the Bloomberg Barclays Index (including noninvestment-grade and emerging-markets, fixed-income securities), which could further effect (positively or negatively) the Fund's performance relative to the Bloomberg Barclays Index. Currency gains and losses occur regardless of whether issuer credit quality changes. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Adviser does not target an average maturity for the Fund's portfolio and may invest in bonds of any maturity. Prior to December 16, 2016, the Adviser actively managed the Fund's portfolio seeking to outperform the JP Morgan Global Government Bond (non-U.S.) Index (unhedged) (JPMGXUS). The Fund changed its benchmark from JPMGXUS to the Bloomberg Barclays Index to reflect the Fund's repositioning as a global total return product. Prior to December 16, 2016, the Adviser managed the Fund's dollar-weighted average duration to remain within a +/ 30% of the duration of the JPMGXUS. Effective as of December 16, 2016, the Fund is not managed with any set duration parameters.
In selecting investments, the Adviser implements a top-down investment philosophy combined with a regimented bottom-up risk management policy. Top-down analysis entails a thorough assessment of the global macroeconomic environment and determines the most relevant investment themes that drive foreign markets. These themes can either be secular or cyclical in nature and are designed to formulate the guiding principles by which country, currency, sector, and security allocations are selected. In selecting investments, the Adviser gives emphasis to the underlying quality of issuers domiciled in foreign markets. The Adviser performs intensive credit analysis of both sovereign and corporate debt issues. Secondarily, the Adviser considers the extent to which market interest rates may impact the potential investment return of foreign debt securities.
Bottom-up risk control measures are deployed to manage the Fund's overall macroeconomic investment objectives. The Fund has no duration target or parameters with respect to its average portfolio duration. Rather, the Adviser may lengthen or shorten average portfolio duration in response to changing market conditions. These duration adjustments can be made either by buying or selling portfolio investments or through the use of derivative contracts. For investments in corporate issuers, the Adviser analyzes the business, competitive position and financial condition of the issuer to assess whether the instrument's risk is commensurate with its potential return. The Adviser analyzes credit by performing fundamental analysis of: (1) countries to find relatively favorable economic and political conditions; and (2) available securities in selected countries. In selecting countries, the Adviser analyzes the financial condition of an emerging market country including its credit ratings, government finances and outstanding public debt, as well as the political environment of that country among other factors. The Adviser also considers how developments in other countries in the region or world might affect these factors. Using its analysis, the Adviser attempts to identify countries with favorable characteristics, such as strengthening economy, favorable inflation rate, sound budget policy or strong public commitment to repay government debt. Currency selection involves a combination of qualitative, quantitative, and technical considerations to determine a currency's natural valuation and its risk/reward characteristics.

INVESTMENT OBJECTIVES AND POLICIES
FPDBF (Reorganizing Fund)	FGTRB (Surviving Fund)
In selecting noninvestment-grade and/or emerging-market, fixed-income securities, the Adviser gives primary emphasis to the credit quality of the issuer, performing intensive credit analysis of both sovereign and corporate debt issues, as well as the political and economic environment of any relevant emerging-markets. The Fund may buy or sell foreign currencies in lieu of or in addition to non-U.S. dollar-denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.
COMPARISON OF RISKS
The principal investment risks of both Funds are provided in the chart below. Because each Fund has different investment objectives and policies, their principal risks will be different. FPDBF contains principal risk factors related to investing in gold and other precious metals, commodities and stock market risk, whereas FGTRB does not contain similar risk factors. Similarly, FGTRB contains principal risk factors related to investing in noninvestment-grade securities, mortgage-backed securities, asset-backed securities, inflation-protected securities and loans, whereas FPDBF does not contain similar risk factors. Accordingly, an investment in either Fund results in exposure to additional risks than would an investment in the other Fund.
Those similarities and differences are outlined below. As with all mutual funds, there is no guarantee the Funds will achieve their investment objectives. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in any Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.
FPDBF	FGTRB
Currency Risk
Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar-denominated securities.	Currency Risk
Exchange rates for currencies fluctuate daily. As a result, the value of the Fund's foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
Eurozone Related Risk
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.	Eurozone Related Risk Same
Risk of Foreign Investing
Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.	Risk of Foreign Investing
Because the Fund may invest in securities issued by foreign companies and national governments, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
Liquidity Risk
The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.	Liquidity Risk
Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held.
Leverage Risk
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.	Leverage Risk Same

FPDBF	FGTRB
Risk of Investing in Emerging Market Countries
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economics.	Risk of Investing in Emerging Market Countries Same
Gold and Other Precious Metals Investing Risk
The prices of gold and other precious metals, and the prices of securities whose performance is linked to the price of gold and other precious metals, have been subject to substantial price fluctuations over short periods of time. They may be adversely affected by unpredictable international monetary and political developments such as currency devaluations or revolutions, economic and social conditions within a country, trade imbalances or trade or currency restrictions between countries.	No corresponding risk factor for Federated Global Total Return Bond Fund.
Risk of Investing in Commodities
Because the Fund may invest in securities of companies owning commodity related assets and instruments (including exchange-traded funds) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.	No corresponding risk factor for Federated Global Total Return Bond Fund.
Stock Market Risk
The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosure or from third parties, or information available to some but not all market participants, can affect the price of the company's shares in the market.	No corresponding risk factor for Federated Global Total Return Bond Fund.
Risk Related to the Economy
The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or the stock market. Economic, political and financial conditions, may, from time to time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects.	Risk Related to the Economy
The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or the stock market. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
Interest Rate Risk
Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.	Interest Rate Risk Same
Issuer Credit Risk
It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.	Issuer Credit Risk
It is possible that interest or principal on securities will not be paid when due. Non-investment grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
Counterparty Credit Risk
Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.	Counterparty Credit Risk Same
Risk of Investing in Fluctuating NAV Funds This Fund is not a money market fund. The Share performance of this Fund fluctuates on a daily basis.	No corresponding risk factor for Federated Global Total Return Bond Fund.

FPDBF	FGTRB
Risk of Investing in Derivative Contracts and Hybrid Instruments
Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, currency, liquidity and leverage risks.	Risk of Investing in Derivative Contracts and Hybrid Instruments Same
Custodial Services and Related Investment Costs
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.	Custodial Services and Related Investment Costs Same
Technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.	Technology Risk Same
No corresponding risk factor for Federated Prudent DollarBear Fund.	Risk Associated with Noninvestment-Grade Securities Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
No corresponding risk factor for Federated Prudent DollarBear Fund.	Mortgage-Backed Securities (MBS) Risk
MBS have unique risks. A rise in interest rates may cause the value of MBS held by the Fund to decline. The mortgage loans underlying MBS generally are subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.
No corresponding risk factor for Federated Prudent DollarBear Fund.	Asset-Backed Securities (ABS) Risk
The value of asset-backed securities (ABS) may be affected by certain factors such as interest rate risk, credit risk, prepayment risk and the availability of information concerning the pool of underlying assets and its structure. Under certain market conditions, ABS may be less liquid and may be difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. ABS can also be subject to the risk of default on the underlying assets.
No corresponding risk factor for Federated Prudent DollarBear Fund.	Risk of Inflation-Protected Securities
The value of inflation-protected securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the Fund's investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

FPDBF	FGTRB
No corresponding risk factor for Federated Prudent DollarBear Fund.	Risk of Investing in Loans
In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund's access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Additionally, collateral on loan instruments may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower's obligations under the investment. Loans generally are subject to legal or contractual restrictions on resale. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser's research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
COMPARISON OF INVESTMENT LIMITATIONS
Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's Board without shareholder approval.
The fundamental and non-fundamental investment limitations of the Funds are substantially similar, with the exception of FPDBF's non-fundamental operating policy of investing 70% or more of its portfolio in non-U.S. dollar-denominated investments and gold-related investments (as discussed above in “Comparison of Investment Objectives, Policies and Risks”). Additionally, FPDBF and FGTRB differ with respect to their fundamental policies regarding investment in commodities, with FPDBF permitting investment in commodities to the maximum extent permissible by the 1940 Act and FGTRB prohibiting such investments. FGTRB also has a non-fundamental Names Rule policy, pursuant to which it will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed income investments.
The following chart compares the fundamental and non-fundamental limitations of FPDBF and FGTRB.
Federated Prudent DollarBear Fund (Reorganizing Fund)	Federated Global Total Return Bond Fund (Surviving Fund)
Borrowing Money and Issuing Senior Securities (Fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.	Borrowing Money and Issuing Senior Securities (Fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.
Underwriting (Fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting (Fundamental) Same
Lending (Fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending (Fundamental) Same
Concentration (Fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.	Concentration (Fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Federated Prudent DollarBear Fund (Reorganizing Fund)	Federated Global Total Return Bond Fund (Surviving Fund)
Investing in Real Estate (Fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate (Fundamental) Same
Investing in Commodities (Fundamental) The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.	Investing in Commodities (Fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Application of Concentration (Non-Fundamental)
In applying the Fund's concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.
In applying the Fund's concentration limitation, the investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”	Application of Concentration (Non-Fundamental)
In applying the Fund's concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.
To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. Foreign securities will not be excluded from industry concentration limits. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”
Investing in Illiquid Securities (Non-Fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.	Investing in Illiquid Securities (Non-Fundamental) Same
Investing in other Investment Companies (Non-Fundamental)
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser.
The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.	Investing in other Investment Companies (Non-Fundamental)
The Fund may invest its assets in securities of other investment companies, including securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash.
Purchases on Margin (Non-Fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Purchases on Margin (Non-Fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Pledging Assets (Non-Fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	Pledging Assets (Non-Fundamental) Same
No corresponding investment limitation for Federated Prudent DollarBear Fund.	Convertible Securities (Non-Fundamental) The Fund may invest its assets in convertible securities.

Federated Prudent DollarBear Fund (Reorganizing Fund)	Federated Global Total Return Bond Fund (Surviving Fund)
Additional Information (Non-Fundamental)
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation. Under the 1940 Act the Fund may borrow up to one-third of its assets from banks, borrow money or issue senior securities in certain circumstances to the extent certain conditions are met. The restrictions on borrowing under the 1940 Act are designed to protect shareholders and their investments by limiting the Fund's ability to leverage its assets.
The Fund has adopted a non-fundamental operating policy that provides that under normal market condition, the Fund will invest 70% or more of its assets in non-U.S. dollar denominated investments and gold-related investments, which may be denominated in U.S. dollars. The Fund may invest, for temporary or defensive purposes, more than 30% of its assets in U.S. dollar-denominated investments.	Additional Information (Non-Fundamental)
In applying the Fund's concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.
To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. Foreign securities will not be excluded from industry concentration limits. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”
As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
No corresponding investment limitation for Federated Prudent DollarBear Fund.	Non-Fundamental Names Rule Policy (Non-Fundamental)
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in fixed-income investments.
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES
The procedures for purchasing, redeeming and exchanging shares of FPDBF are substantially similar to those for purchasing, redeeming and exchanging shares of FGTRB. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.
COMPARATIVE FEE TABLES
Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.
You will not pay any sales charges in connection with the Reorganization. Future transactions in FGTRB will be subject to applicable sales charges.
Set forth in the tables below is information regarding the fees and expenses incurred by the Class A Shares, Class C Shares and Institutional Shares of FGTRB and FPDBF, and the anticipated pro forma fees for the Class A Shares, Class C Shares and Institutional Shares of FGTRB after giving effect to the Reorganization. It is anticipated that FGTRB will be the accounting survivor after the Reorganization.
While the total gross operating expenses of FGTRB, including gross pro forma operating expenses of FGTRB after giving effect to the Reorganization, are higher than those of FPDBF, FGTRB's total net expenses, including on a pro forma basis, are lower overall than those of FPDBF.
It should be noted that FGTRB offers Class B Shares, which are not involved in the Reorganization.

FEDERATED PRUDENT DOLLARBEAR FUND Class A Shares–
FEDERATED GLOBAL TOTAL RETURN BOND FUND Class A shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Class A Shares (A) of FPDBF for the fiscal year ended September 30, 2016; (2) the actual fees and expenses for the Class A Shares (A) of FGTRB for the fiscal year ended November 30, 2016; and (3) the pro forma fees and expenses of the Class A Shares (A) of FGTRB on a combined basis after giving effect to the Reorganization. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., A class) of Federated funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the prospectuses for FPDBF and FGTRB incorporated herein by reference, and in “Annex C” to this Prospectus/Proxy Statement.
Shareholder Fees	Federated Prudent DollarBear Fund–A	Federated Global Total Return Bond Fund–A	Federated Global Total Return Bond Fund–A Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.00%[1]	0.25%	0.25%
Other Expenses	0.89%	1.40%	0.99%
Acquired Fund Fees and Expenses	0.09%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.73%	2.41%	2.00%
Fee Waivers and/or Expense Reimbursements	(0.34)%[2]	(1.40)%[3]	(0.99)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.39%	1.01%	1.01%
1	FPDBF has adopted a Distribution (12b-1) Plan for its Class A shares pursuant to which the A class of FPDBF may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred or charged by the A class of FPDBF. The A class of FPDBF will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Board.
2	FPDBF's Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses, paid by the Fund, if any) paid by FPDBF's A, C, and IS classes (after the voluntary waivers and reimbursements) will not exceed 1.30%, 2.05% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of FPDBF's next effective prospectus. While FPDBF's Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Board.
3	FGTRB's Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses, paid by the Fund, if any) paid by FGTRB's A, C, and IS classes (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.74% and 0.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) April 1, 2018; or (b) the date of FGTRB's next effective prospectus. While FGTRB's Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) October 1, 2018 or (b) the date of FGTRB's next effective Prospectus.
Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
FPDBF – Class A Shares	$618	$970	$1,346	$2,399
FGTRB – Class A Shares	$683	$1,168	$1,678	$3,073
FGTRB – Class A Shares, Pro Forma Combined	$644	$1,049	$1,479	$2,672
FEDERATED PRUDENT DOLLARBEAR FUND Class C Shares–
FEDERATED GLOBAL TOTAL RETURN BOND FUND Class C shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Class C Shares (C) of FPDBF for the fiscal year ended September 30, 2016; (2) the actual fees and expenses for the Class C Shares (C) of FGTRB for the fiscal year ended November 30, 2016; and (3) the pro forma fees and expenses of the Class C Shares (C) of FGTRB on a combined basis after giving effect to the Reorganization. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., C class) of Federated funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the prospectuses for FPDBF and FGTRB incorporated herein by reference, and in “Annex C” to this Prospectus/Proxy Statement.
Shareholder Fees	Federated Prudent DollarBear Fund–C	Federated Global Total Return Bond Fund–C	Federated Global Total Return Bond Fund–C Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	0.89%	1.41%	0.99%
Acquired Fund Fees and Expenses	0.09%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.48%	2.92%	2.50%
Fee Waivers and/or Expense Reimbursements	(0.34)%[1]	(1.16)%[2]	(0.74)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.14%	1.76%	1.76%
1	FPDBF's Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses, paid by the Fund, if any) paid by FPDBF's A, C, and IS classes (after the voluntary waivers and reimbursements) will not exceed 1.30%, 2.05% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of FPDBF's next effective prospectus. While FPDBF's Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Board.

2	FGTRB's Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses, paid by the Fund, if any) paid by FGTRB's A, C, and IS classes (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.74% and 0.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) April 1, 2018; or (b) the date of FGTRB's next effective prospectus. While FGTRB's Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) October 1, 2018 or (b) the date of FGTRB's next effective Prospectus.
Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
FPDBF – Class C Shares	$351	$773	$1,321	$2,816
FGTRB – Class C Shares	$395	$904	$1,538	$3,242
FGTRB – Class C Shares, Pro Forma Combined	$353	$779	$1,331	$2,836
FEDERATED PRUDENT DOLLARBEAR FUND Institutional Shares–
FEDERATED GLOBAL TOTAL RETURN BOND FUND Institutional shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Institutional Shares (IS) of FPDBF for the fiscal year ended September 30, 2016; (2) the estimated fees and expenses for the Institutional Shares (IS) of FGTRB for the fiscal year ending November 30, 2017; and (3) the pro forma fees and expenses of the Institutional Shares (IS) of FGTRB on a combined basis after giving effect to the Reorganization. If you purchase the Funds' Institutional Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.
Shareholder Fees	Federated Prudent DollarBear Fund–IS	Federated Global Total Return Bond Fund–IS	Federated Global Total Return Bond Fund–IS Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.64%	1.15%[1]	0.74%
Acquired Fund Fees and Expenses	0.09%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.48%	1.91%	1.50%
Fee Waivers and/or Expense Reimbursements	(0.34)%[2]	(1.15)%[3]	(0.74)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.14%	0.76%	0.76%
1	Because the Surviving Fund's IS class is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

2	FPDBF's Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses, paid by the Fund, if any) paid by FPDBF's A, C, and IS classes (after the voluntary waivers and reimbursements) will not exceed 1.30%, 2.05% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of FPDBF's next effective prospectus. While FPDBF's Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Board.
3	The Surviving Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses, paid by the Fund, if any) paid by FGTRB's A, C, and IS classes (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.74% and 0.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) April 1, 2018; or (b) the date of FGTRB's next effective prospectus. While FGTRB's Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) October 1, 2018 or (b) the date of FGTRB's next effective Prospectus.
Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
FPDBF – Institutional Shares	$151	$468	$808	$1,768
FGTRB – Institutional Shares	$194	$600	$1,032	$2,233
FGTRB – Institutional Shares, Pro Forma Combined	$153	$474	$818	$1,791
PORTFOLIO TURNOVER
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund's performance. During the most recent fiscal year, FGTRB's portfolio turnover rate was 87% and FPDBF's portfolio turnover rate was 10% of the average value of each Fund's respective portfolio.
COMPARISON OF POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION
Over the 1,5 and 10 year periods ended December 31, 2016, the Class A and Class C Shares of FGTRB outperformed the Class A and Class C Shares of FPDBF, respectively. With respect to total returns on a calendar year-by-year basis, as shown in the “Risk/Return Bar Charts” below, FGTRB's Class A Shares outperformed FPDBF's Class A Shares for each of the last ten calendar years, with the exception of the calendar years ended December 31, 2010 and 2007, when FPDBF's Class A Shares outperformed FGTRB's Class A Shares. The performance information shown below will help you analyze FPDBF's and FGTRB's investment risks in light of their historical returns. The bar charts compare the potential risks and returns of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's performance on a calendar year-to-year basis.
The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how the Funds' average annual total returns for one year, five years and 10 years (or start of performance if shorter) compare to the returns of a broad-based securities market index. The average annual total returns are reduced to reflect applicable sales charges. In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The tables also show returns for the applicable Fund's broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.

Federated Prudent DollarBear Fund–Class A Shares
Risk/Return Bar Chart
FPDBF is the successor to the Prudent Global Income Fund (the “Predecessor Fund”) pursuant to a reorganization that took place on December 5, 2008. Accordingly, the performance information and financial information for Class A Shares provided in this Prospectus/Proxy Statement for periods prior to December 5, 2008 is based on historical information for the Predecessor Fund adjusted to reflect the sales charges applicable to FPDBF's Class A Shares.
The bar chart and performance table below reflects historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 8.15% (quarter ended September 30, 2010). Its lowest quarterly return was (6.65)% (quarter ended September 30, 2008).
Average Annual Total Return Table
The Fund's C class commenced operations on December 8, 2008. Accordingly, for the period prior to the commencement of operations, the performance information shown in the Average Annual Total Return Table is for the Predecessor Fund's No Load Shares, adjusted to reflect the sales charges and expenses of the C class. The Fund's IS class commenced operations on December 8, 2008. For the periods prior to the commencement of operations, the performance information shown in the Average Annual Total Return Table is for the Predecessor Fund's No Load Shares. The performance information of the Predecessor Fund has not been adjusted to reflect the fees and expenses of the IS class since the IS class have a lower expense ratio than the expense ratio of the Predecessor Fund's No Load Shares. In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the A class and after-tax returns for the C and IS classes will differ than those shown for the A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs such as a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Periods Ended December 31, 2016)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	-7.06%	-5.52%	-0.83%
Return After Taxes on Distributions	-7.06%	-5.55%	-1.62%
Return After Taxes on Distributions and Sale of Fund Shares	-4.00%	-4.08%	-0.74%
C:
Return Before Taxes	-4.33%	-5.36%	-1.11%
IS:
Return Before Taxes	-2.37%	-4.41%	-0.17%
BofA Merrill Lynch Pan-Europe Government 1-3 Year Index[1] (reflects no deduction for fees, expenses or taxes)	-4.32%	-2.59%	0.20%
U.S. Dollar Index[2]	3.63%	4.98%	2.02%
1	The BofA Merrill Lynch Pan-Europe Government 1-3 Year Index tracks the total return performance of the outstanding debt of European sovereign issuers. It is a market-capitalization weighted basket comprising bonds issued in their respective domestic markets and denominated in their local currency. This index is further segmented by debt issues maturing in one to three years.
2	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. Under normal market conditions, the Fund's investment strategy seeks to provide returns that are inversely correlated with the U.S. Dollar Index. Federated Global Total Return Bond Fund–Institutional Shares
Federated Global Total Return Bond Fund–Class A Shares
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the period shown in the bar chart, the Fund's A class highest quarterly return was 10.00% (quarter ended September 30, 2010). Its lowest quarterly return was (10.96)% (quarter ended December 31, 2016).
Average Annual Total Return Table
The Fund's IS class commenced operations on December 19, 2016. Performance information for the IS class will be provided after the IS class has been in operations for a full calendar year. In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class and after-tax returns for B and C classes will differ from those shown below for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, Individual Retirement Account or other tax-advantaged investment plans.
(For the Period Ended December 31, 2016)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	-4.63%	-3.05%	1.45%
Return After Taxes on Distributions	-5.67%	-3.58%	0.34%
Return After Taxes on Distributions and Sale of Fund Shares	-2.63%	-2.48%	0.76%
B:
Return Before Taxes	-6.19%	-3.26%	1.31%
C:
Return Before Taxes	-1.78%	-2.90%	1.16%
J.P. Morgan Global (ex-U.S.) Government Bond Index[1] (reflects no deduction for fees, expenses or taxes)	1.86%	-1.99%	2.80%
Bloomberg Barclays Global Aggregate Index[2] (reflects no deduction for fees, expenses or taxes)	2.09%	0.21%	3.29%
1	The J.P. Morgan Global (ex-U.S.) Government Index is an unmanaged index representative of the total return performance of major non-U.S. bond markets.
2	The Fund's adviser has elected to change the benchmark from the J.P. Morgan Global (ex-U.S.) Government Bond Index to the Bloomberg Barclays Global Aggregate Index to reflect the Fund's repositioning as a global return product. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade, fixed-income markets.
Financial Highlights
The Financial Highlights for FPDBF and FGTRB are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
For FPDBF, the information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in the Annual Report.
For FGTRB, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
INVESTMENT ADVISERS
FPDBF
The Board governs the Fund. The Board selects and oversees FPDBF's Adviser, Federated Equity Management Company of Pennsylvania (the “Adviser” or “FEMCOPA”). FEMCOPA manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of FEMCOPA, provides certain support services to FEMCOPA. The fee for these services is paid by FEMCOPA and not by the Fund. The address of FEMCOPA and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
FPDBF's sub-adviser is Federated Investment Management Company (FIMCO). The fees for these sub-advisory services is paid by FEMCOPA and not by FPDBF.
FGTRB
The Board governs the Fund. The Board selects and oversees FGTRB's Adviser, Federated Investment Management Company (FIMCO), an affiliate of the Adviser. FIMCO manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of FIMCO, provides certain support services to FIMCO. Federated Investors (UK) LLP (Federated UK), an affiliate of the Adviser, provides certain non-discretionary credit research and analysis services regarding issuers in specified non-U.S. geographic regions (e.g., Europe), and certain non-discretionary credit research, analysis and review services regarding project and trade finance-related securities, loans, borrowers, and/or issuers, to FIMCO for use by FIMCO in its discretion. The fee for these services is paid by FIMCO and not by the Fund. The address of FIMCO and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of Federated UK is Nuffield House, 41-46 Piccadilly, London, United Kingdom, W1J 0DS.
FEMCOPA, FIMCO and other subsidiaries of Federated advise approximately 124 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $365.9 billion in assets as of December 31, 2016. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 8,500 investment professionals and institutions.
PORTFOLIO MANAGEMENT INFORMATION
Federated Equity Management Company of Pennsylvania (Investment Adviser to FPDBF)	Federated Investment Management Company (Investment Adviser to FGTRB)
FPDBF Portfolio Managers	FGTRB Portfolio Managers
John L. Sidawi
John L. Sidawi has been the Fund's Portfolio Manager since December 2014. Mr. Sidawi joined Federated in 1997 as an Assistant Trader. He is a Vice President of FIMCO. In 1998, Mr. Sidawi became a Trader and in 1999 a Senior Trader and Assistant Vice President of a Federated advisory subsidiary and in 2002 a Vice President. In 2008, he became Head of International Fixed Income Trading. From 1994 to 1997 he was a Proprietary Trader with Bank of America NTSA and from 1993 to 1994 Mr. Sidawi was an EMS Foreign Exchange Broker with Prebon Yamane Inc. Mr. Sidawi has received a B.B.A. from Hofstra University.	Same
Ihab Salib
Ihab Salib is a Senior Portfolio Manager and Head of the International Fixed Income Group. He has been a Portfolio Manager of the Fund since December 2008. He focuses on security selection. Mr. Salib joined Federated in April 1999 as a Senior Fixed Income Trader/Assistant Vice President of the Fund's Sub-Adviser. In July 2000, he was named a Vice President and in January 2007, he was named Senior Vice President of FIMCO. He has served as a portfolio manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.	Same
Chad E. Hudson
Chad Hudson has been the Fund's Portfolio Manager since December 2014. He specializes in trading and equity security selection for the portfolio. He is a Vice President FEMCOPA. Mr. Hudson has been a trader and analyst for the Fund since December 2008 and was an assistant portfolio manager, trader and analyst for the Prudent Bear Funds, Inc. Prudent Bear Fund from 1996 to 2008. From September 1994 to December 2008, he was employed with David Tice & Associates, Inc. where he served at various times as an analyst, trader and assistant portfolio manager. Mr. Hudson has received the Chartered Financial Analyst designation and holds a B.S. in economics from Texas A&M University.
Additional Portfolio Manager Information
Each Fund's SAI provides information about the Fund's Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
FPDBF and FGTRB pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary–Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees
FGTRB's investment advisory contract provides for payment to FIMCO of an annual investment advisory fee of 0.75% of FGTRB's average daily net assets. FIMCO may voluntarily waive a portion of its fee or reimburse FGTRB for certain operating expenses. FIMCO and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
Similarly, FPDBF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of FPDBF's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse FPDBF for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
A discussion of the Board's review of each Fund's investment advisory contract is available in each Fund's shareholder reports as they are produced.
Front End Sales Charge Reallowances (Class A Shares)
The Funds' Distributor, Federated Securities Corp., receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
When a financial intermediary's customer purchases Class A Shares of FPDBF and FGTRB, the financial intermediary may receive a Dealer Reallowance as follows:
Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Class A Shares of FPDBF and FGTRB, the financial intermediary may receive an advance commission as follows:
Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

Commissions on Certain Shares
The Funds do not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Institutional Shares. However, if you purchase Institutional Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.
Because the Funds are not parties to any such commission arrangement between you and your broker, any purchases and redemptions of Institutional Shares will be made at the applicable net asset value (before imposition of the commission). Any such commissions charged by a broker are not reflected in the fees and expenses listed in the “Risk/Return Summary: Fees and Expenses” section of the Funds' Prospectuses and described above nor are they reflected in the “Performance: Bar Chart and Table,” because they are not charged by the Funds.
Shares of the Funds are available in other share classes that have different fees and expenses.
Service Fees
Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of FPDBF and of FGTRB's Class A Shares and Class C Shares to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.
Rule 12b-1 Fees
Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the Adviser, is the principal distributor for shares of both Funds. FPDBF's Class A Shares may incur or charge a Rule 12b-1 fee of up to 0.05% of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. FPDBF's Class A Shares have no present intention of paying, accruing or incurring any Rule 12b-1 fees until such time as approved by the Fund's Board. FGTRB's Class A Shares have a Rule 12b-1 fee of up to 0.25% of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. Despite the presence of Rule 12b-1 fees for FGTRB's Class A Shares, FPDBF shareholders will be receiving shares in a fund with lower net expenses following the Reorganization. Both FPDBF's and FGTRB's Class C Shares has a Rule 12b-1 fee of up to 0.75% of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. When FSC receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. The Institutional Shares of FPDBF and FGTRB do not have Rule 12b-1 fees.
Account Administration Fees
Each Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to each Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
Recordkeeping Fees
Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund's shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
Networking Fees
Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
Additional Payments to Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. In addition, as discussed above in “Commissions on Certain Shares,” if you purchase Institutional Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES
The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of FPDBF's shares are the same as those applicable to the purchase, redemption and exchange of FGTRB's shares. Reference is made to the Prospectuses of FPDBF and FGTRB, dated April 10, 2017 and March 31, 2017, respectively, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of FPDBF's shares and FGTRB's shares, respectively. Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.
Purchases
Shares of a Fund may be purchased any day the New York Stock Exchange (NYSE) is open. When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days when shares of the Fund cannot be purchased or redeemed. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.
Purchases of shares of each Fund may be made through a financial intermediary, directly from the Fund by wire and by check, or, with respect to Class A Shares and Class C Shares, through an exchange from the same share class of another Federated fund. With respect to Institutional Shares, purchases of shares of each Fund may be made through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Obligations Fund, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any fund. For any purchase by exchange, you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations. Each Fund reserves the right to reject any request to purchase or exchange shares.
Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member. Each Fund reserves the right to reject any request to purchase or exchange shares.
There is no front-end sales charge upon purchase of Class C Shares; however, upon redemption, holders of each Fund's Class C Shares may incur a CDSC of 1% on Class C Shares redeemed within 12 months of the purchase date.
The CDSC on Class A Shares and Class C Shares is calculated using the share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund's Class C Shares may be reduced or eliminated in certain circumstances, which are identical for each Fund, described in the prospectus for each Fund.

You may qualify for certain sales charge discounts if you or your family invest at least $50,000 in certain classes (e.g., A class) of Federated Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the prospectuses for FPDBF and FGTRB incorporated herein by reference, and in “Annex C” to this Prospectus/Proxy Statement.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers which are discussed in Appendix C hereto. In all instances, it is the shareholder's responsibility to notify the Fund or the shareholder's Financial Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or discounts.
The required minimum investment amounts for Class A Shares and Class C Shares in each Fund are $1,500 for initial investments. The required minimum subsequent investment amounts in each Fund are $100.
The minimum initial investment amount for Institutional Shares is generally $1,000,000 and there is no minimum subsequent investment amount.
As a general matter, Institutional Shares are not available for direct investment by natural persons. The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Institutional Shares (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed in each Fund's Prospectus):
•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
•	A Federated Fund;
•	An investor (including a natural person) who acquired Institutional Shares of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
•	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Institutional Shares (see “How to Purchase Shares” in each Fund's Prospectus):
•	An investor, other than a natural person, purchasing Institutional Shares directly from the Fund; and
•	In connection with an initial purchase of Institutional Shares through an exchange, an investor (including a natural person) who owned IS of another Federated fund as of December 31, 2008.
A shareholder in a Fund's Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. The share conversion program is not applicable to each Fund's Class A Shares and Class C Shares subject to a contingent deferred sales charge, if applicable. For Class C Shares purchase through a financial intermediary after June 15, 2017, such Shares may only be converted to another share class of the same Fund if (i) the shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds' distributor the CDSC otherwise payable upon the sale of such shares, (ii) the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable; and (iii) (A) the conversion is made to facilitate the shareholder's participation in a self-directed brokerage account or a fee-based advisory program offered by the intermediary; or (B) the conversion is part of a multiple-shareholder transaction through a particular financial intermediary as pre-approved by the Funds' Administrator. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert Shares.
Redemptions and Exchanges
Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.
Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund. With respect to Class A Shares and Class C Shares, exchanges may be made to the same share class of another Federated fund. With respect to Institutional Shares, shares of each Fund may be exchanged to any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Management, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Obligations Fund, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any fund. For any exchange you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations.
Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Distributions
FGTRB and FPDBF distribute any net ordinary income annually to shareholders. Distributions are paid to all shareholders invested in the respective Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to receive the distribution.
In addition, the Funds distribute any net capital gains at least annually, and may make special distributions of ordinary income and capital gains as may be necessary to meet applicable regulatory requirements. Ordinary income and capital gain distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Distributions may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
Tax Information
It is anticipated that each Fund's distributions will be primarily dividends and capital gains. Each Fund's distributions are taxable to you whether paid in cash or reinvested, and are taxable at different rates depending on the source of the income, and with regard to capital gains, the length of time that the Fund held the sold assets.
Frequent Trading
Frequent or short-term trading into and out of each Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.
Each Fund's board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies
Each Fund's Statement of Additional Information (SAI) contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION
The Reorganization is expected to occur on September 22, 2017. On the Closing Date, all or substantially all of the assets of FPDBF (except for deferred or prepaid expenses to the extent they do not have a continuing value to FGTRB, and which are not expected to be material in amount; and amounts reserved for payment of FPDBF's liabilities and any additional cash received by FPDBF after the Closing Date in excess of accrued Fund liabilities recorded on FPDBF's books on or before the Closing Date that is retained by the Adviser) will be transferred to FGTRB. In exchange for the transfer of these assets, FGTRB will simultaneously issue to FPDBF a number of full and fractional Class A, Class C and Institutional Shares, (as applicable) of FGTRB equal in value to the aggregate NAV of the Class A, Class C and Institutional Shares of FPDBF, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
The value of FPDBF's assets to be acquired by FGTRB shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in FGTRB's Articles of Incorporation and its current Prospectuses and SAI, or such other valuation procedures as FPDBF and FGTRB shall mutually agree. There are no material differences between the valuation procedures of FPDBF and FGTRB. Consequently, it is not anticipated that the use of FGTRB's valuation procedures will result in a material revaluation of FPDBF's assets at the time of the Reorganization. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund's fair valuation procedures described in the Funds' Prospectuses and SAI.
FPDBF will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Shares of FGTRB, FPDBF will distribute Shares of FGTRB pro rata to FPDBF shareholders of record of Shares in complete liquidation of FPDBF. Shareholders of FPDBF owning shares on the Closing Date of the Reorganization will receive that number of Shares of FGTRB which have the same aggregate value as the shareholder had in FPDBF immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of FPDBF's shareholders on the share records of FGTRB's transfer agent. FGTRB does not issue share certificates to shareholders. Following the consummation of the Reorganization, FPDBF will then be dissolved.
The transfer of shareholder accounts from FPDBF to FGTRB will occur automatically. It is not necessary for FPDBF shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.
The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Plan by FPDBF's shareholders; and (ii) the receipt by FPDBF and FGTRB of an opinion to the effect that the Reorganization will be tax-free to FPDBF, its shareholders and FGTRB. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the boards determine that the Reorganization is not in the best interests of the shareholders of FPDBF or FGTRB, respectively.

Board Considerations Relating to the Reorganization
The Board considered the potential benefits and costs of the Reorganization to FPDBF and FGTRB and their respective shareholders. In this regard, the Board requested and reviewed detailed information comparing each Fund, as described herein, and as required by Rule 17a-8 of the 1940 Act. In determining to recommend that participation in the Reorganization is in the best interests of FPDBF and its shareholders, and in approving the Plan, the Board considered all pertinent factors it deemed relevant, including the following:
•	FPDBF has total net expenses higher than those of FGTRB, such that after the Closing Date, FPDBF shareholders would be merged into a fund with lower total net expenses for each share class. Although FGTRB has higher gross total expenses than those of FPDBF, including on a pro forma basis after giving effect to the Reorganization, FGTRB's investment adviser does not currently anticipate terminating or increasing its voluntary waivers and/or reimbursements prior to the Termination Date and these waivers and/or reimbursements may only be terminated or increased prior to the Termination date with the agreement of FGTRB's Board.
•	While FPDBF shareholders will become shareholders of FGTRB which, as a Maryland corporation domiciled in the Commonwealth of Pennsylvania, is subject to the Pennsylvania franchise tax, the Reorganization is intended to be structured as a tax-free Reorganization under Section 368(a)(1)(C) of the IRC and is a preferable tax result for shareholders as compared to a liquidation of FPDBF (which would be a fully taxable redemption).
•	Although the investment objectives, restrictions and policies of FPDBF and FGTRB are different in certain respects, the broad focus of FGTRB's investment strategy across the fixed income spectrum allows the various investment strategies currently pursued by FPDBF, except for gold-related investments, to be permissible investments for FGTRB. In addition, under Rule 17a-8(a)(3), the material differences between FPDBF's fundamental investment objective and FGTRB's fundamental investment objective, along with the higher Rule 12b-1 fee that may be charged by FGTRB's Class A Shares as opposed to FPDBF's Class A Shares, requires that the Reorganization be subject to approval by FPDBF shareholders.
•	Generally, FGTRB has outperformed FPDBF, and there is no anticipated decline in services to FPDBF shareholders as a result of the Reorganization. The range and quality of the services that FPDBF shareholders will receive as shareholders of FGTRB will be comparable to the range and quality of services that they currently receive–as each of the Funds is managed by subsidiaries of Federated Investors, Inc.
•	The Board considered alternatives to the Reorganization, such as liquidation of FPDBF, and the reasons for favoring the Reorganization instead of the alternatives.
•	The Board considered the terms and conditions of the Plan, as presented to the Board.
With respect to Reorganization-related expenses, the Board considered that:
•	FPDBF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $35,000;
•	Brokerage expenses for FPDBF, which are expected to be of a minimal amount, related to the disposition of portfolio securities by FPDBF prior to the Reorganization to better align FPBBF's portfolio with FGTRB's portfolio and the purchase of replacement securities;
•	The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);
•	The effect on the net asset value of FPDBF as a result of the payment of the direct proxy expenses and brokerage expenses would be approximately $0.0058 per share (before taking into account the impact of waivers). Given FPDBF's large waiver positions and the fact that FPDBF is being operated at its applicable voluntary expense caps, the Adviser will indirectly pay some or all of the proxy expenses that the Adviser would have asked FPDBF to pay (brokerage expenses are part of the price of any securities being sold, are not charged as fund expenses and, thus, are not subject to waiver under FPDBF's fee limit); and
•	There will be no dilution to shareholders as a result of the Reorganization, because each FPDBF shareholder will become the owner of shares of FGTRB having a total net asset value equal to the total net asset value of his or her holdings in FPDBF on the date of the Reorganization.

Based upon all the foregoing considerations, and other information in this Prospectus/Proxy Statement, the Board concluded that the Reorganization will not result in dilution of FPDBF shareholders and is in the best interests of FPDBF and its shareholders. The Board, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(9) of the 1940 Act), have reviewed and unanimously approved the Plan. The Board recommends that FPDBF shareholders approve the Plan.
Cost of the Reorganization
FPDBF and FGTRB will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Plan and as summarized below.
Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; printing; accounting fees; legal fees incurred by each Fund; (c) proxy solicitation costs; and other related administrative or operational costs. To the extent that such payments would not exceed FPDBF's voluntary expense cap, FPDBF will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $35,000. FGTRB will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis. Neither Fund anticipates incurring any brokerage commission in connection with the Reorganization. The Adviser will pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization. Given the large waiver positions of FPDBF, and the fact that FPDBF is being operated at its applicable voluntary expense caps, it is anticipated that the Adviser or its affiliates will indirectly pay some or all of the proxy expenses that it would otherwise ask FPDBF to bear (except for brokerage and other transaction related expenses associated with the purchase of portfolio securities by FPDBF prior to the Reorganization).
The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.
DESCRIPTION OF FGTRB'S SHARE CLASSES AND CAPITALIZATION
The Shares of FGTRB to be issued to the shareholders of FPDBF's Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of FGTRB provided herewith for additional information about Shares of FGTRB.
The following table sets forth the unaudited capitalization of FPDBF into FGTRB as of November 30, 2016.
Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Prudent DollarBear Fund–Class A Shares	$48,319,997	5,125,574	$9.43
Reorganization expenses	(30,346)
Share Adjustment		(187,982)
Federated Global Total Return Bond Fund–Class A Shares	24,366,484	2,492,133	$9.78
Federated Global Total Return Bond Fund, Pro Forma Combined–Class A Shares	$72,656,135	7,429,725	$9.78

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Prudent DollarBear Fund–Class C Shares	$2,854,812	317,021	$9.01
Reorganization expenses	(1,793)
Share Adjustment		(10,574)
Federated Global Total Return Bond Fund–Class C Shares	2,209,157	237,198	$9.31
Federated Global Total Return Bond Fund, Pro Forma Combined–Class C Shares	$5,062,176	543,645	$9.31

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Prudent DollarBear Fund–Institutional Shares	$4,555,435	475,597	$9.58
Reorganization expenses	(2,861)
Share Adjustment		(10,099)
Federated Global Total Return Bond Fund–Institutional Shares	0	0	$9.78
Federated Global Total Return Bond Fund, Pro Forma Combined–Institutional Shares	$4,552,574	465,498	$9.78
1	Does not reflect additional $554,160 of net assets represented by another share class of Federated Global Total Return Bond Fund.

FEDERAL INCOME TAX CONSEQUENCES
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and FPDBF and FGTRB each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by FGTRB upon its receipt of FPDBF's assets in exchange for Shares of FGTRB;
•	no gain or loss will be recognized by FPDBF upon transfer of its assets to FGTRB solely in exchange for the Shares of FGTRB or upon the distribution of FGTRB Shares to FPDBF's shareholders in exchange for their FPDBF Shares;
•	no gain or loss will be recognized by shareholders of FPDBF upon exchange of their FPDBF Shares for FGTRB Shares;
•	the tax basis of the assets of FPDBF in the hands of FGTRB will be the same as the tax basis of such assets to FPDBF immediately prior to the Reorganization;
•	the aggregate tax basis of FGTRB Shares received by each shareholder of FPDBF pursuant to the Reorganization will be the same as the aggregate tax basis of the Shares of FPDBF held by such shareholder immediately prior to the Reorganization;
•	the holding period of FGTRB's Shares received by each shareholder of FPDBF will include the period during which FPDBF's Shares exchanged therefore were held by such shareholder, provided the Shares of FPDBF were held as capital assets on the date of the Reorganization; and
•	the holding period of the assets of FPDBF in the hands of FGTRB will include the period during which those assets were held by FPDBF.
The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on FPDBF, FGTRB or any shareholder of FPDBF with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.
Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of FPDBF would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FPDBF shares and the fair market value of FGTRB shares received in exchange therefore.
FPDBF may dispose of portfolio securities in the ordinary course of business, prior to the Reorganization (which may result in the realization of capital gains). Before the Reorganization, FPDBF will distribute any ordinary income and net capital gains to shareholders. Any such distributions will be taxable to shareholders. FPDBF capital loss carryforward (including any capital loss in its final short year ending with the Reorganization) would not be available to offset any unrealized gains as of the date of the Reorganization in FGTRB-sourced assets, if recognized by FGTRB during a taxable year beginning within five years of the Reorganization. In addition, there may be additional limitations on the use of FPDBF's capital loss carryforward by FGTRB going forward.
See the discussion entitled “Summary—Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of FPDBF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

PENNSYLVANIA STATE FRANCHISE TAX
While not a federal tax matter, shareholders of FPDBF that will receive shares of FGTRB if the Reorganization is approved and consummated should be aware that FGTRB is an open-end investment company incorporated in the State of Maryland but domiciled in the Commonwealth of Pennsylvania. As such, FGTRB is subject to the Pennsylvania Franchise Tax, while FPDBF, as a Massachusetts business trust, is not. This franchise tax is assessed annually on the value of FGTRB, as represented by its average net assets for the tax year. For FGTRB's last fiscal year ended November 30, 2016, FGTRB paid $2,903 in franchise taxes, which taxes are included as “other expenses” of FGTRB's fee table. See “Summary–Comparative Fee Tables.”
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. FPDBF was established under the Commonwealth of Massachusetts, and FGTRB was established under the laws of the state of Maryland. Both Funds are governed by their respective Declaration of Trust or Articles of Incorporation, Bylaws and Boards, in addition to applicable state and federal law. The rights of shareholders of FGTRB and FPDBF are set forth in their respective Articles of Incorporation or Declaration of Trust and Bylaws. Set forth below is a brief summary of the material rights of shareholders of FGTRB and shareholders of FPDBF. FPDBF may be referred to as a “Trust” and FGTRB may be referred to as a “Corporation” in the chart below.
CATEGORY	SHAREHOLDER RIGHTS FPDBF	SHAREHOLDER RIGHTS FGTRB
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights (other than the right to convert their shares to any other share class of the same fund as provided in the prospectuses of FGTRB and FPDBF)	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the prospectuses of FGTRB and FPDBF)	None	Same
Minimum Account Size	Class A Shares, $1,500 Class C Shares, $1,500 Institutional Shares, $1,000,000 As provided in the Fund's Prospectus	Same
Annual Meeting	Not required	Not required
Right to Call Shareholder Meetings	Special Meeting of Shareholders of the Trust or of a particular Series or Class shall be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote.	Special Meetings of Shareholders of the Company or of a particular Series or Class may be called by the Chairman, or by Directors; and shall be called by the Secretary whenever ordered by the Chairman, any Director, as requested in writing by shareholders entitled to cast at least 25% of the voter shares, or holders of shares entitled to cast not less than 10% of the votes at the meeting.
Notice of Meeting	Notice must be given by the Secretary of the Trust not less than fifteen days before the meeting.	Notice must be given by the Secretary or an Assistant Secretary of the Corporation not less than ten or more than ninety days before the meeting.
Record Date for Meetings	A period not exceeding sixty (60) days preceding the date of any meeting of shareholders of the Trust or any Fund or Class.	A period not exceeding ninety (90) days and not less than ten (10) days preceding the date of any meeting of shareholders of the Corporation or any Fund or Class.

CATEGORY	SHAREHOLDER RIGHTS FPDBF	SHAREHOLDER RIGHTS FGTRB
Quorum for Meetings	To constitute a quorum for transaction of any business at any meeting of shareholders there must be present, in person or by proxy, holders of more than fifty percent of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting.	The presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote on the matter shall constitute a quorum.
Vote Required for Election of Trustees	Subject to any applicable requirement of law or the Fund's Declaration of Trust or By-Laws, a plurality of votes cast shall elect a Trustee.	Unless otherwise required by the 1940 Act or other applicable law, or unless the Directors determine otherwise, a Director shall be elected by the Directors and shareholder shall have no right to elect Directors. Where the 1940 Act requires a shareholder vote for the election of Directors, a plurality of the votes cast is required to elect a Director.
Adjournment of Meetings	If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice then by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.	In the absence of a quorum at any meeting, a majority of those Shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally called had the same been held at the time so called.
Removal of Trustees by Shareholders	A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.	A Director may be removed from office at any special meeting of shareholders by a majority of votes of the outstanding shares
Personal Liability of Officers and Trustees	The Trust will indemnify Trustees and others of the Trust against liabilities and expenses that are incurred by virtue of having been a Trustee or Officer. However, Trustees and officers of the Trust will be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.	The Corporation will indemnify Directors and others of the Corporation against liabilities and expenses that are incurred by virtue of having been a Director or Officer. However, Directors and officers of the Corporation will be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Director or officer, as the case may be, and for nothing else.
Personal Liability of Shareholders	Each Shareholder or former Shareholder of any Fund or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporate entity, its corporate or general successor) shall be entitled to be indemnified and reimbursed by the Trust to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Fund or Class shall be held to be personally liable. Such indemnification and reimbursement shall come exclusively from the assets of the relevant Fund or Class.	None

CATEGORY	SHAREHOLDER RIGHTS FPDBF	SHAREHOLDER RIGHTS FGTRB
Right of Inspection	The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Fund and Class or any of them shall be open to the inspection of the shareholders of any Fund or Class; and no shareholder shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Fund or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the relevant Fund or Class.	The Directors may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board.
Number of Authorized Shares; Par Value	Unlimited; No Par Value	Five billion (5,000,000,000); par value $0.0001 per share
INFORMATION ABOUT FPDBF AND FGTRB
WHERE TO FIND ADDITIONAL INFORMATION
Information about FPDBF is included in its Prospectus and SAI dated April 10, 2017, each of which is incorporated herein by reference. Information about FGTRB is included in its Prospectus and its SAI dated March 31, 2017, each of which is incorporated herein by reference. A copy of the Prospectus for FGTRB accompanies this Prospectus/Proxy Statement. Copies of the SAI of FGTRB, the Prospectus and SAI of FPDBF and the SAI dated April 10, 2017, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of FPDBF and FGTRB are also available electronically at Federated's website at www.FederatedInvestors.com.
FPDBF and FGTRB are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies are being solicited by the Board of FPDBF. The proxies will be voted at the special meeting of shareholders of FPDBF to be held at 10:00 a.m. (Eastern time) on September 14, 2017, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on your proxy card(s).
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FPDBF or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Adviser or its affiliates, or, if necessary, the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about August 7, 2017, to shareholders of record at the close of business on July 17, 2017 (the “Record Date”).
FPDBF's Annual Report, which includes audited financial statements for the fiscal year ended September 30, 2016, was previously mailed to shareholders of FPDBF. FGTRB's Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2016, was previously mailed to shareholders of FGTRB. FPDBF and FGTRB will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of FPDBF is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of FGTRB are not being solicited since their approval is not required in order to effect the Reorganization.
Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.
In order to hold the Special Meeting, a “quorum” of shareholders of FPDBF must be present. Holders of more than 50% of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. Approval of the Plan requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of FPDBF; or (b) 67% or more of the voting securities of FPDBF present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy.
Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the special meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. If a quorum is achieved and a majority of shareholders vote against the proposal, the Reorganization will not occur, at this time, and the Board will consider alternatives such as liquidating FPDBF. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
SHARE OWNERSHIP OF THE FUNDS
(To Be Updated By Amendment)
As of July 17, 2017, FPDBF had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Prudent DollarBear Fund	Class A Shares
Class C Shares
Institutional Shares
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of FPDBF management, as of July 17, 2017, the following entities held beneficially or of record more than 5% of FPDBF's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Prudent DollarBear Fund–Class A Shares	Charles Schwab & Co, Inc., San Francisco, CA
National Financial Service LLC, New York, NY
LPL Financial, San Diego, CA
TD Ameritrade Inc., Omaha, NE
Federated Prudent DollarBear Fund–Class C Shares	Wells Fargo Clearing Services, LLC, St. Louis, MO,
Pershing LLC, Jersey City, NJ
Raymond James, St. Petersburg, FL
UBS WM USA, Jersey City, NJ
Charles Schwab Co, Inc., San Francisco, CA
National Financial Services, LLC, New York, NY
Morgan Stanley & Co., Jersey City, NJ
Federated Prudent DollarBear Fund–Institutional Shares	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL
Douglas Noland, Eugene, OR
Pershing, LLC, Jersey City, NJ
Morgan Stanley & Co, Jersey City, NJ
Raymond James, St. Petersburg, FL
Officers and Directors of FPDBF own less than 1% of each class of FPDBF's outstanding shares.
Charles Schwab & Co, Inc. is organized in the state of Delaware and is a subsidiary of The Charles Schwab Corporation; organized in the state of Delaware.
Wells Fargo Clearing Services, LLC is organized in the state of Delaware and is a subsidiary of Wells Fargo & company; organized in the state of Delaware.
Merrill Lynch Pierce Fenner & Smith is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co. Inc.; organized in the state of Delaware.

As of July 17, 2017, FGTRB had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Global Total Return Bond Fund	Class A Shares	To come
	Class B Shares	To come
	Class C Shares	To come
	Institutional Shares	To come
To the knowledge of FGTRB's management, as of July 17, 2017, the following entities held beneficially or of record more than 5% of FGTRB's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Global Total Return Bond Fund–Class A Shares	Pershing LLC, Jersey City, NJ
Edward D. Jones & Co., St. Louis, MO
UBS WM USA, Weehawken, NJ
National Financial Services LLC, New York, NY
Charles Schwab & Co., Inc., San Francisco, CA
MLPF&S, Jacksonville, FL
Federated Global Total Return Bond Fund–Class B Shares	Wells Fargo Clearing Services LLC, St. Louis, MO
Edward D. Jones & Co., St. Louis, MO
LPL Financial, San Diego, CA
MLPF&S, Jacksonville, FL
Federated Global Total Return Bond Fund–Class C Shares	UBS WM USA, Weehawken, NJ
MLPF&S, Jacksonville, FL
Wells Fargo Clearing Services LLC, St. Louis, MO
Pershing LLC, Jersey City, NJ
Morgan Stanley & Co., Jersey City, NJ
Federated Global Total Return Bond Fund–Institutional Shares	Pioneer Bank & Trust, Belle Fourche, SD
American Enterprise Inv. Svc., Minneapolis, MN
Officers and Trustees own less than 1% of each class of FGTRB's outstanding shares.
UBS is organized in the state of Delaware and is a subsidiary of UBS Americas Inc., organized in the state of Delaware.
Pioneer Bank & Trust is a state commercial bank organized in South Dakota.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
INTERESTS OF CERTAIN PERSONS
The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family.
J. Christopher Donahue currently serves as an Interested Trustee of Federated Income Securities Trust and Federated International Series, Inc., of which FPDBF and FGTRB, respectively, are portfolios.

SHAREHOLDER COMMUNICATIONS AND OTHER MATTERS
All shareholder communication should be directed to the Trust's Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of FPDBF. With respect to any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote AGAINST such an adjournment those proxies that are required to vote against the proposal and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Directors,
John W. McGonigle
Secretary
July 26, 2017

ANNEX A - AGREEMENT AND PLAN OF REORGANIZATION
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, by and between Federated International Series, Inc., a Maryland corporation, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, Federated Global Total Return Bond Fund (the “Surviving Fund”), and Federated Income Securities Trust, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Reorganizing Fund Registrant”), on behalf of Federated Prudent DollarBear Fund (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Class A Shares, Class C Shares and Institutional Shares) (the “Reorganizing Fund Shares”) in exchange solely for shares (Class A Shares, Class C Shares and Institutional Shares, respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares (Class A Shares, Class C Shares and Institutional Shares) to the holders of the outstanding shares of the Reorganizing Fund (Class A Shares, Class C Shares and Class Institutional Shares, respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Reorganizing Fund and Surviving Fund are authorized to issue their shares of beneficial interests and stock, respectively;
WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Directors of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND
SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements and/or most recent unaudited semi-annual financial statements, which contain a list of all of the Reorganizing Fund's assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
The Reorganization is to occur on the Closing Date, which is expected to be on or after September 22, 2017. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Reorganizing Fund's books on or before the Closing Date that is retained by the Reorganizing Fund's adviser) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the Class A Shares, Class C Shares and Institutional Shares of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund will discharge all of its liabilities and obligations prior to or as of the Closing Date. Accordingly, the Reorganizing Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Reorganizing Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Reorganizing Fund's books on or before the Closing Date are received by or returned to the Reorganizing Fund, the Reorganizing Fund's Adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Reorganizing Fund's Adviser would be remitted to the Surviving Fund.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund's transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.
1.8 TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.
1.10 OTHER REORGANIZATION-SPECIFIC ITEMS.
In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder's initial receipt of Surviving Fund Shares as part of the Reorganization.
With respect to the Class A Shares of the Surviving Fund (“Relevant Surviving Fund Shares”) to be acquired by shareholders of the Reorganizing Fund's Class A Shares, in connection with the Reorganization, such a Reorganizing Fund Shareholder will initially acquire Relevant Surviving Fund Shares pursuant to the terms of this Agreement at NAV. With respect to subsequent purchases of Relevant Surviving Fund Shares in the future, such future purchases of Relevant

Surviving Fund Shares would be at NAV so long as: (1) such Reorganizing Fund Shareholder's account opened on the books and records of the Surviving Fund as part of the Reorganization remains open and is held directly with the Surviving Fund's Transfer Agent (and not through an intermediary) or (2) such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Surviving Fund's prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).
Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund's assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund Registrant's Articles of Incorporation and the Surviving Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors/Trustees (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).
2.2 VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares shall be the NAV per share of such class of Surviving Fund Shares computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund Registrant's Articles of Incorporation and the Surviving Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund's assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about September 22, 2017, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN'S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing

Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund's account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:
1.	The Reorganizing Fund is a legally designated, separate series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
2.	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
3.	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
4.	The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Reorganizing Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
5.	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
6.	Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund's financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
7.	The audited financial statements of the Reorganizing Fund as of September 30, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
8. The unaudited financial statements of the Reorganizing Fund as of March 31, 2017, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
9.	Since the date of the financial statements referred to in sub-paragraph (8) above, there have been no material adverse changes in the Reorganizing Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this sub-paragraph (9), a decline in the net asset value of the Reorganizing Fund shall not constitute a material adverse change.

10.	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund's knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or series of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
11.	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund's Board and committees of the Reorganizing Fund's Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
12.	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
13.	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filings) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund's knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
14.	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the Registration Statement) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund's transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
15.	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund's assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Surviving Fund.
16.	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund. Subject to approval by the Reorganizing Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
17.	The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
18.	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
19.	The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
20.	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing

Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
21.	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant's ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund's ability to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:
1.	The Surviving Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the state of Maryland.
2.	The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
3.	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
4.	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Surviving Fund Registrant's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
5.	Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
6.	The audited financial statements of the Surviving Fund as of November 30, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
7.	Since the date of the financial statements referred to in sub-paragraph (6) above, there have been no material adverse changes in the Surviving Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Reorganizing Fund. For the purposes of this sub-paragraph (7), a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.

8.	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
9.	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the Registration Statement). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
10.	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
11.	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
12.	The information to be furnished by the Surviving Fund for use in no action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
13.	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
14.	The Surviving Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
15.	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
16.	The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
5.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant's Treasurer.
5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N 14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N 14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N 14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund's name by the Surviving Fund Registrant's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
Any comments from the Commission's staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Surviving Fund and its investment adviser, Federated Investment Management Company, and such Registration Statement shall have been declared effective and delivered to the Reorganizing Fund shareholders as of the record date set forth therein.
All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund's name by the Reorganizing Fund Registrant's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund's assets and liabilities, together with a list of the Reorganizing Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.
8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:
1.	The transfer of all or substantially all of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
2.	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
3.	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
4.	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
5.	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
6.	The tax basis of the Reorganizing Fund's assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.

Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.5.
ARTICLE IX
EXPENSES
The Reorganizing Fund and the Surviving Fund will nor bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Reorganizing Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. Federated Equity Management Company of Pennsylvania, Federated Investment Management Company or their affiliates will pay all remaining direct and indirect expenses associated with the Reorganizing Fund's and Surviving Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the Surviving Fund Registrant or Reorganizing Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Directors/Trustees or their respective officers.
ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Directors/Trustees, shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant or Reorganizing Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Articles of Incorporation/Declaration of Trust of the Surviving Fund Registrant and Reorganizing Fund Registrant, as applicable. The execution and delivery of this Agreement have been authorized by the Directors/Trustees of the Surviving Fund Registrant and Reorganizing Fund Registrant, as applicable, on behalf of the Funds and signed by authorized officers of the Surviving Fund Registrant and Reorganizing Fund Registrant, acting as such. Neither the authorization by such Directors/Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Articles of Incorporation/Declaration of Trust of the Surviving Fund Registrant and Reorganizing Fund Registrant, as applicable.
IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
FEDERATED INTERNATIONAL SERIES, INC.
on behalf of its portfolio,
Federated Global Total Return Bond Fund
By:
Name: John W. McGonigle
Title: Secretary
Federated Income Securities Trust
on behalf of its portfolio,
Federated Prudent DollarBear Fund
By:
Name: John W. McGonigle
Title: Secretary

ANNEX B - FINANCIAL HIGHLIGHTS
Financial Highlights–FPDBF–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 3/31/2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.04	$9.77	$10.57	$11.35	$12.14	$12.89
Income From Investment Operations:
Net investment income (loss)[1]	(0.07)	(0.11)	(0.09)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.49)	0.38	(0.71)	(0.62)	(0.69)	0.21
TOTAL FROM INVESTMENT OPERATIONS	(0.56)	0.27	(0.80)	(0.70)	(0.78)	0.12
Less Distributions:
Distributions from net investment income	—	—	—	—	—	(0.77)
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	(0.08)	(0.01)	(0.10)
TOTAL DISTRIBUTIONS	—	—	—	(0.08)	(0.01)	(0.87)
Net Asset Value, End of Period	$9.48	$10.04	$9.77	$10.57	$11.35	$12.14
Total Return[2]	(5.58)%	2.76%	(7.57)%	(6.19)%	(6.41)%	1.06%
Ratios to Average Net Assets:
Net expenses	1.36%[3]	1.30%	1.30%	1.29%	1.29%	1.29%
Net investment income (loss)	(1.41)% [3]	(1.06)%	(0.92)%	(0.77)%	(0.80)%	(0.75)%
Expense waiver/reimbursement[4]	0.44%[3]	0.34%	0.24%	0.13%	0.06%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$45,886	$52,818	$58,664	$81,123	$115,133	$189,004
Portfolio turnover	0%	10%	75%	8%	4%	2%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

Financial Highlights–FPDBF–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 3/31/2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.60	$9.41	$10.26	$11.10	$11.96	$12.73
Income From Investment Operations:
Net investment income (loss)[1]	(0.10)	(0.17)	(0.16)	(0.15)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.47)	0.36	(0.69)	(0.61)	(0.67)	0.20
TOTAL FROM INVESTMENT OPERATIONS	(0.57)	0.19	(0.85)	(0.76)	(0.85)	0.02
Less Distributions:
Distributions from net investment income	—	—	—	—	—	(0.69)
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	(0.08)	(0.01)	(0.10)
TOTAL DISTRIBUTIONS	—	—	—	(0.08)	(0.01)	(0.79)
Net Asset Value, End of Period	$9.03	$9.60	$9.41	$10.26	$11.10	$11.96
Total Return[2]	(5.94)%	2.02%	(8.28)%	(6.87)%	(7.09)%	0.25%
Ratios to Average Net Assets:
Net expenses	2.11%[3]	2.05%	2.05%	2.04%	2.04%	2.04%
Net investment income (loss)	(2.16)%[3]	(1.82)%	(1.67)%	(1.52)%	(1.55)%	(1.50)%
Expense waiver/reimbursement[4]	0.44%[3]	0.34%	0.24%	0.13%	0.06%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,363	$3,163	$3,609	$5,902	$12,346	$23,575
Portfolio turnover	0%	10%	75%	8%	4%	2%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

Financial Highlights–FPDBF–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 3/31/2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.19	$9.89	$10.68	$11.43	$12.19	$12.95
Income From Investment Operations:
Net investment income (loss)[1]	(0.06)	(0.08)	(0.07)	(0.05)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.49)	0.38	(0.72)	(0.62)	(0.68)	0.20
TOTAL FROM INVESTMENT OPERATIONS	(0.55)	0.30	(0.79)	(0.67)	(0.75)	0.14
Less Distributions:
Distributions from net investment income	—	—	—	—	—	(0.80)
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	(0.08)	(0.01)	(0.10)
TOTAL DISTRIBUTIONS	—	—	—	(0.08)	(0.01)	(0.90)
Net Asset Value, End of Period	$9.64	$10.19	$9.89	$10.68	$11.43	$12.19
Total Return[2]	(5.40)%	3.03%	(7.40)%	(5.88)%	(6.14)%	1.27%
Ratios to Average Net Assets:
Net expenses	1.11%[3]	1.05%	1.05%	1.04%	1.04%	1.04%
Net investment income (loss)	(1.16)%[3]	(0.83)%	(0.66)%	(0.52)%	(0.55)%	(0.50)%
Expense waiver/reimbursement[4]	0.44%[3]	0.34%	0.24%	0.13%	0.06%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,909	$4,983	$5,583	$11,906	$19,466	$33,849
Portfolio turnover	0%	10%	75%	8%	4%	2%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

Financial Highlights–FGTRB–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.52	$10.16	$10.58	$11.65	$11.67
Income From Investment Operations:
Net investment income[1]	0.02	0.06	0.11	0.14	0.15
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.24	(0.70)	(0.39)	(0.86)	0.33
TOTAL FROM INVESTMENT OPERATIONS	0.26	(0.64)	(0.28)	(0.72)	0.48
Less Distributions:
Distributions from net investment income	—	—	(0.14)	(0.35)	(0.50)
Net Asset Value, End of Period	$9.78	$9.52	$10.16	$10.58	$11.65
Total Return[2]	2.73%	(6.30)%	(2.65)%	(6.36)%	4.29%
Ratios to Average Net Assets:
Net expenses	1.00%	0.99%	0.99%	0.99%	0.99%
Net investment income	0.15%	0.57%	1.02%	1.32%	1.31%
Expense waiver/reimbursement[3]	1.40%	1.20%	1.02%	0.95%	1.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,366	$30,725	$51,347	$49,202	$59,710
Portfolio turnover	87%	90%	87%	44%	67%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights–FGTRB–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.14	$9.83	$10.23	$11.26	$11.29
Income From Investment Operations:
Net investment income (loss)[1]	(0.06)	(0.02)	0.03	0.06	0.06
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.23	(0.67)	(0.37)	(0.83)	0.32
TOTAL FROM INVESTMENT OPERATIONS	0.17	(0.69)	(0.34)	(0.77)	0.38
Less Distributions:
Distributions from net investment income	—	—	(0.06)	(0.26)	(0.41)
Net Asset Value, End of Period	$9.31	$9.14	$9.83	$10.23	$11.26
Total Return[2]	1.86%	(7.02)%	(3.35)%	(7.04)%	3.49%
Ratios to Average Net Assets:
Net expenses	1.75%	1.74%	1.74%	1.74%	1.74%
Net investment income (loss)	(0.59)%	(0.17)%	0.29%	0.56%	0.57%
Expense waiver/reimbursement[3]	1.16%	0.95%	0.78%	0.70%	0.78%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,209	$3,356	$6,642	$8,887	$11,647
Portfolio turnover	87%	90%	87%	44%	67%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

ANNEX C - SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES
Merrill Lynch
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge (CDSC) waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
•	Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only). The CDSC applicable to the converted shares will be waived, and Merrill Lynch will remit to the Fund's Distributor a portion of the waived CDSC. Such portion shall be equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
C-1

Front-End Load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation and Letters of Intent
•	Breakpoints as described in this prospectus
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
C-2

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 31420C712
CUSIP 31420C696
CUSIP 31420C688
Q453697 (6/17)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.
STATEMENT OF ADDITIONAL INFORMATION
July 26, 2017
ACQUISITION OF THE ASSETS OF
FEDERATED PRUDENT DOLLARBEAR FUND
A Portfolio of Federated Income Securities Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR SHARES OF
FEDERATED GLOBAL TOTAL RETURN BOND FUND
A Portfolio of Federated International Series, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information dated July 26, 2017, is not a Prospectus. A Prospectus/Proxy Statement dated July 26, 2017, related to the above-referenced matter may be obtained from Federated Global Total Return Bond Fund and/or Federated Prudent DollarBear Fund, by writing or calling Federated Global Total Return Bond Fund and/or Federated Prudent DollarBear Fund, at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Federated Prudent DollarBear Fund, dated April 10, 2017.
2.	Statement of Additional Information of Federated Global Total Return Bond Fund, dated March 31, 2017.
3.	Annual Report of Federated Prudent DollarBear Fund, dated September 30, 2016.
4.	Annual Report of Federated Global Total Return Bond Fund, dated November 30, 2016.
5.	Semi-Annual Report of Federated Prudent DollarBear Fund, dated March 31, 2017.
6.	Proforma Financial Information for Federated Prudent DollarBear Fund and Federated Global Total Return Bond Fund Reorganization.
1

INFORMATION INCORPORATED BY REFERENCE
The Statement of Additional Information of Federated Prudent DollarBear Fund dated April 10, 2017, is incorporated by reference to Post-Effective Amendment No. 182 to its Registration Statement on Form N-1A (File Nos. 811-4577 and 33-3164), which was filed with the Securities and Exchange Commission (SEC) on April 7, 2017. A copy may be obtained from the Federated Prudent DollarBear Fund at 1-800-341-7400.
The Statement of Additional Information of Federated Global Total Return Bond Fund dated March 31, 2017, is included herein to Federated Global Total Return Bond Fund, Post-Effective Amendment No. 72 to its Registration Statement on Form N-1A (File Nos. 811-3984 and 2-91776) which was filed with the Securities and Exchange Commission on March 29, 2017. A copy may be obtained from the Federated Global Total Return Bond Fund at 1-800-341-7400.
The audited financial statements of Federated Prudent DollarBear Fund, dated September 30, 2016, are included herein to the Annual Report to shareholders of Federated Prudent DollarBear Fund, which is included by reference to Form N-CSR filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on November 25, 2016.
The audited financial statements of Federated Global Total Return Bond Fund, dated November 30, 2016, are included herein to the Annual Report to shareholders of Federated Global Total Return Bond Fund, which is included by reference to Form N-CSR filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 26, 2017.
The unaudited financial statements of Federated Prudent DollarBear Fund, dated March 31, 2017, are included herein to the Semi-Annual Report to shareholders of Federated Prudent DollarBear Fund, which is included by reference to Form N-CSR filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on May 25, 2016.
Pro Forma Financial Information
Federated Prudent DollarBear Fund into Federated Global Total Return Bond Fund
Federated Prudent DollarBear Fund, a portfolio of Federated Income Securities Trust, and Federated Global Total Return Bond Fund, a portfolio of Federated International Series, Inc., are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end diversified management investment companies. Federated Prudent DollarBear Fund is advised by Federated Equity Management Company of Pennsylvania and Federated Global Total Return Bond Fund is advised by Federated Investment Management Company.
The unaudited Pro Forma information provided herein should be read in conjunction with the historical financial statements of Federated Prudent DollarBear Fund's Annual Report for the fiscal year ended September 30, 2016 and the Semi-Annual Report for the six-months ended March 31, 2017 and Federated Global Total Return Bond Fund's Annual Report for the fiscal year ended November 30, 2016 and Semi-Annual Report for the six-months ended May 31, 2016, which are on file with the SEC and are available at no charge. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.
Narrative Description of the Pro Forma Effects of the Reorganization
The unaudited pro forma information set forth below for the twelve months ended November 30, 2016, is intended to present ratios and supplemental data as if the Reorganization of Federated Prudent DollarBear Fund into Federated Global Total Return Bond Fund had been consummated on December 1, 2015. The Reorganization is intended to consolidate Federated Prudent DollarBear Fund with a fund with lower net share class expense ratios, a stronger overall performance record and a broader ability to invest in a variety of fixed income investments. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.
The Federated Global Total Return Bond Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares (the Fund commenced offering Institutional Shares on December 16, 2016). The Federated Prudent DollarBear Fund currently offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class C Shares and Institutional Shares of Federated Prudent DollarBear Fund for Class A Shares, Class C Shares and Institutional Shares of Federated Global Total Return Bond Fund, respectively. Under GAAP, Federated Global Total Return Bond Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. No gain or loss will be recognized by the Federated Prudent DollarBear Fund or its shareholders as a result of the merger.
2

The Funds will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Agreement and Plan of Reorganization. The Federated Funds' Advisers and/or their affiliates, will bear certain expenses associated with the Funds participation in the Reorganization, provided however that Federated Global Total Return Bond Fund shall bear expenses associated with the qualification of fund shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees incurred by each Fund; (d) solicitations costs of the transaction and (e) other related administrative or operational costs.
It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Internal Revenue Code (the “Code”).
Portfolio Valuation
In calculating its net asset value (NAV), Federated Global Total Return Bond Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any
3

U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Pro Forma Adjustments
As of November 30, 2016, Federated Prudent DollarBear Fund's net assets amounted to approximately $56 million and Federated Global Total Return Bond Fund's net assets amounted to approximately $27 million. The expected net assets of the combined fund, had the Reorganization been consummated on December 1, 2015, the beginning of the Federated Global Total Return Bond Fund's fiscal year, would have been approximately $99 million.
At November 30, 2016, Federated Prudent DollarBear Fund and Federated Global Total Return Bond Fund paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets
On a pro forma basis, for the twelve months ended November 30, 2016, the proposed Reorganization of Federated Global Total Return Bond Fund and Federated Prudent DollarBear Fund would have resulted in a decrease in gross operating expense of approximately $210,000, the most significant of which is a decrease of approximately $114,000 in portfolio accounting fees due to the combining of two portfolios into one, as the base contract fee is per fund. Likewise, reductions of approximately $33,000 in audit fees and $20,000 in printing and postage result from the combination. On a proforma basis, the combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to Federated Global Total Return Bond Fund, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. As defined in the most recent prospectus, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, line of credit expenses, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.74%, 1.74% and 0.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) April 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Tax Status
Each Fund has elected to be taxed as a “regulated investment company” under the Code. After the acquisition, Federated Global Total Return Bond Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. In addition, Federated Prudent DollarBear Fund will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.
The cost of investments for the Funds is not significantly different for both financial accounting and federal income tax purposes. Differences are mainly the result of wash sales and discount accretion/premium amortization on debt securities.
4

Capital Loss Carryforwards
As of November 30, 2016, Federated Prudent DollarBear Fund and Federated Global Total Return Bond Fund had capital loss carryforwards available to offset future net realized capital gains of $70,233 and $893,408, respectively.
5

FEDERATED PRUDENT DOLLARBEAR FUND
Investment Adviser
Federated Equity Management Company of Pennsylvania
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Sub-Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
FEDERATED GLOBAL TOTAL RETURN BOND FUND
Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
6

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q453698 (6/17)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

PART C. OTHER INFORMATION.

Item 15. Indemnification

Indemnification is provided to Directors and officers of the Registrant pursuant to the Registrant's Articles of Incorporation and Bylaws, except where such indemnification is not permitted by law. However, the Articles of Incorporation and Bylaws do not protect the Directors or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Directors and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers, and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Directors, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Directors, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Directors, officers, or controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Articles of Incorporation or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Directors who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

Exhibit Number	DESCRIPTION

(1)		Conformed copy of Articles of Incorporation
	1.1	Conformed copy of the Articles of Incorporation of the Registrant;	(10)
	1.2	Conformed copy of Amendment Nos. 3-8 to the Articles of Incorporation of Registrant;	(23)
	1.3	Conformed copy of Amendment No. 9 to the Articles of Incorporation of the Registrant;	(26)
	1.4	Conformed copy of Amendment No. 10 to the Articles of Incorporation of the Registrant;	(40)
	1.5	Conformed copy of Articles of Amendment of the Registrant, dated August 12, 2016	(45)

(2)		Copy of Bylaws
	2.1	Copy of the By-Laws of the Registrant;	(10)
	2.2	Copies of Amendment Nos. 1-4 to the By-Laws of the Registrant;	(21)
	2.3	Copy of Amendment No. 5 to the By-Laws of the Registrant;	(27)
	2.4	Copy of Amendment No. 6 to the By-Laws of the Registrant;	(28)
	2.5	Copies of Amendment Nos. 7 and 8 to the By-Laws of the Registrant;	(31)
	2.6	Copy of Amendment No. 9 to the By-Laws of the Registrant;	(33)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization are filed herein as Annex A to the Prospectus/Proxy Statement	+

(5)		As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.
	5.1	Copy of Specimen Certificate for Shares of Common Stock for Class A Shares, Class B Shares, and Class C Shares of International Equity Fund and International Income Fund;	(14)

(6)
	6.1	Conformed copy of Investment Advisory Contract of the Registrant;	(15)
	6.2	Conformed copy of Assignment of Investment Advisory Contract;	(16)
	6.3	Conformed copy of Amendment to Investment Advisory Contract between Federated International Series, Inc. and Federated Global Investment Management Corp.;	(27)
	6.4	Conformed copy of Assignment of Investment Advisory Contract to Federated Investment Management Company for Federated International Bond Fund;	(28)

(7)
	7.1	Conformed copy of Distributor's Contract of the Registrant, through and including Exhibit E;	(14)
	7.2	Conformed copy of Exhibit F to the Distributor’s Contract of the Registrant;	(16)
	7.3	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269);
	7.4	Conformed copy of Distributor’s Contract on behalf of the Registrant (Class B Shares);	(20)
	7.5	Conformed copy of Amendment to Distributor’s Contract between the Registrant and Federated Securities Corp. (Class B Shares);	(26)
	7.6	Conformed copy of Amendment to Distributor’s Contract;	(28)
	7.7	Conformed copy of Exhibit G to the Distributor’s Contract (9-1-16);	(45)
	7.8	Copy of Schedule A to the Distributor’s Contract (Class B Shares), revised 3-1-17);	(47)

(8)	Not applicable

(9)
	9.1	Conformed copy of the Custodian Contract of the Registrant;	(14)
	9.2	Conformed copy of Fee Schedule for Custodian Contract;	(19)
	9.3	Conformed copy of Custodian Contract between Federated Investment Companies, State Street Bank and Company and Federated Services Company (including Amendments 1-5);	(41)
	9.4	Conformed copy of the Custody Agreement and Loan Servicing Annex and Supplement to the Custody Agreement with Bank of New York Mellon (including Amendments 1-10);	(41)
	9.5	Conformed copies of Amendments 11-17 to the Custody Agreement with Bank of New York Mellon;	(44)
	9.6	Conformed copies of Amendments 18-19 to the Custody Agreement with Bank of New York Mellon;	(47)

(10)
	10.1	Conformed copy of Rule 12b-1 Plan of the Registrant;	(30)
	10.2	The responses described in Item 23(e)(iii) are hereby incorporated by reference;
	10.3	Copy of Schedule A to Distribution Plan – B Shares (revised March 1, 2017);	(47)

(11)	Conformed Copy of Opinion and Consent of Counsel Regarding the Legality of Shares being Issued	+

(12)	Form of Opinion regarding Tax Consequences of the Reorganization	+

(13)
	13.1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services, and Custody Services Procurement;	(21)
	13.2	Conformed copy of Amendment to Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services, and Custody Services Procurement;	(26)
	13.3	The responses described in Item 23(e)(iii) are hereby incorporated by reference;
	13.4	The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
	13.5	The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
	13.6	Conformed copy of Principal Shareholder Servicer’s Agreement of the Registrant (Class B Shares);	(20)
	13.7	Conformed copy of Shareholder Services Agreement of the Registrant (Class B Shares);	(20)
	13.8	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item (h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
	13.9	The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04, from Item (h)(viii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
	13.10	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
	13.11	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with Schedule 1 revised 6/30/04, form Item 23(h) (vii) of Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
	13.12	The Registrant hereby incorporates the conformed copy of the Financial Agreement, with attached Exhibit A revised 6/30/04, from Item (h) (viii) of the Cash Trust Series, Inc. Registration Statement on Form N-1a, filed with the Commission on July 29, 2004. (file Nos. 33-29838 and 8115843)
	13.13	The Registrant hereby incorporates the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust company form Item 23(h) (ix) of the Federated Total Return Government Bond Fund Registration Statement on form N-A, filed with the Commission on April 28, 2005. (File Nos. 33-60411 and 811-07309).
	13.14	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-2983 and 811-5843).
	13.15	Conformed copy of the Financial Administration and Accounting Services Agreement;	(33)
	13.16	Conformed copy of Amendment to Transfer Agency and Service Agreement	(37)
	13.17	Conformed copy of Financial Administration and Accounting Services Agreement (with State Street Bank including First Amendment)	(41)
	13.18	Conformed Copy of Fund Accounting Agreement (with Bank of New York Mellon including First Amendment)	(41)
	13.19	Conformed copy of the Compliance Support Services Addendum to the Fund Accounting Agreement dated May 31, 2012	(42)
	13.20	Conformed copy of Amended and Restated Agreement for Administrative Services dated 9/1/12	(42)
	13.21	Conformed copy of First Amendment to the Amended and Restated Agreement for Administrative Services dated 3/1/13	(43)
	13.22	Conformed copies of Fund Accounting Agreement with Bank of New York Mellon – Second Amendment (December 31, 2012); Third Amendment (April 28, 2014); Fourth Amendment (December 1, 2014); and Fifth Amendment (June 26, 2015);	(44)
	13.23	Copy of Schedule 1 to Second Amended and Restated Services Agreement (revised 9-1-16)	(45)
	13.24	Copy of Exhibit A to Agreement for Administrative Services (revised 3-1-17);	(47)
	13.25	Conformed copy of Sixth Amendment to Fund Accounting Agreement with Bank of New York Mellon (12-1-16);	(47)
	13.26	Copy of Schedule A to Principal Shareholder Services Agreement (Class B Shares), revised 3-1-17;	(47)
	13.27	Copy of Schedule 1 to Second Amended and Restated Services Agreement (revised 3-1-17)	(47)
	13.28	Conformed copy of Services Agreement (with amendments), revised 10-1-16;	(47)
	13.29	Copy of Schedule A to the Shareholder Services Agreement (Class B Shares), revised 3-1-17;	(47)
	13.30	Conformed copy of Transfer Agency and Service Agreement, dated 1-31-17;	(47)

(14)
	14.1	Conformed copy of Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm;	+
	14.2	Conformed copy of Consent of KPMG LLP, Independent Registered Public Accounting Firm;	+

(15)	Not Applicable

(16)
	16.1	Conformed copy of Unanimous Consent of Directors;	+
	16.2	Conformed copy of Power of Attorney of the Registrant;	+

(17)	Form of Ballot	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 2-91776 and 811-3984)
2	PEA No. 1 filed August 17, 1984
10	PEA No. 13 filed February 13, 1991
13	PEA No. 17 filed February 2, 1993
14	PEA No. 20 filed July 29, 1994
15	PEA No. 23 filed February 9, 1995
16	PEA No. 27 filed January 31, 1996
17	PEA No. 28 filed April 25, 1996
19	PEA No. 31 filed November 24, 1997
20	PEA No. 32 filed January 28, 1998
21	PEA No. 33 filed November 30, 1998
23	PEA No. 36 filed March 30, 2000
25	PEA No. 38 filed January 29, 2001
26	PEA No. 39 filed January 28, 2002
27	PEA No. 40 filed January 28, 2003
28	PEA No. 41 filed November 26, 2003
29	PEA No. 42 filed February 2, 2004
30	PEA No. 44 filed January 1, 2005
31	PEA No. 45 filed November 22, 2005
32	PEA No. 46 filed January 29, 2006
33	PEA No. 47 filed November 15, 2006
34	PEA No. 49 filed January 29, 2007
35	PEA No. 50 filed November 21, 2007
36	PEA No. 53 filed January 28, 2008
37	PEA No. 54 filed January 29, 2009
38	PEA No. 55 filed December 1, 2009
39	PEA No. 56 filed December 30, 2010
40	PEA No. 57 filed January 28, 2011
41	PEA No. 59 filed January 27, 2012
42	PEA No. 61 filed January 28, 2013
43	PEA No. 63 filed January 29, 2014
44	PEA No. 67 filed January 28, 2016
45	PEA No. 69 filed October 14, 2016
46	PEA No. 70 filed December 16, 2016
47	PEA No. 72 filed March 29, 2017

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, FEDERATED INTERNATIONAL SERIES, INC., has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 16th day of June, 2017.

FEDERATED INTERNATIONAL SERIES, INC.
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	June 16, 2017
J. Christopher Donahue*	President and Director (Principal Executive Officer)
Lori A. Hensler*	Treasurer (Principal Financial Officer/ Principal Accounting Officer)
John B. Fisher*	Director
John T. Collins*	Director
G. Thomas Hough*	Director
Maureen Lally-Green*	Director
Peter E. Madden*	Director
Charles F. Mansfield, Jr.*	Director
Thomas M. O’Neill*	Director
P. Jerome Richey*	Director
John S. Walsh*	Director
*By Power of Attorney